EXHIBIT 10.2

GUARANTEE AND COLLATERAL AGREEMENT

dated and effective as of

April 2, 2007

among

CELANESE HOLDINGS LLC,

CELANESE US HOLDINGS LLC,

CELANESE AMERICAS CORPORATION,

THE OTHER GUARANTOR SUBSIDIARIES

and

DEUTSCHE BANK AG, NEW YORK BRANCH,

as Collateral Agent

TABLE OF CONTENTS

Page

ARTICLE I.

Definitions

SECTION 1.01.	Credit Agreement	1
SECTION 1.02.	Other Defined Terms	1

ARTICLE II.

Guarantee

SECTION 2.01.	Guarantee	5
SECTION 2.02.	Guarantee of Payment	5
SECTION 2.03.	No Limitations, etc.	6
SECTION 2.04.	Reinstatement	8
SECTION 2.05.	Agreement to Pay; Subrogation	8
SECTION 2.06.	Information	8
SECTION 2.07.	Maximum Liability	8

ARTICLE III.

Pledge of Securities

SECTION 3.01.	Pledge	9
SECTION 3.02.	Delivery of the Pledged Collateral	10
SECTION 3.03.	Representations, Warranties and Covenants	10
SECTION 3.04.	[Reserved]	12
SECTION 3.05.	Registration in Nominee Name; Denominations	12
SECTION 3.06.	Voting Rights; Dividends and Interest, etc.	12

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01.	Security Interest	14
SECTION 4.02.	Representations and Warranties	16
SECTION 4.03.	Covenants	17
SECTION 4.04.	Other Actions	20
SECTION 4.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	21

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ARTICLE V.

Remedies

SECTION 5.01.	Remedies Upon Default	22
SECTION 5.02.	Application of Proceeds	24
SECTION 5.03.	Grant of License to Use Intellectual Property	24
SECTION 5.04.	Securities Act, etc.	25
SECTION 5.05.	Registration, etc.	25

ARTICLE VI.

Indemnity, Subrogation and Subordination

SECTION 6.01.	Indemnity and Subrogation	26
SECTION 6.02.	Contribution and Subrogation	26
SECTION 6.03.	Subordination	27

ARTICLE VII.

Miscellaneous

SECTION 7.01.	Notices	27
SECTION 7.02.	Security Interest Absolute	27
SECTION 7.03.	[Reserved]	27
SECTION 7.04.	Binding Effect; Several Agreement	27
SECTION 7.05.	Successors and Assigns	28
SECTION 7.06.	Collateral Agent’s Fees and Expenses; Indemnification	28
SECTION 7.07.	Collateral Agent Appointed Attorney-in-Fact	29
SECTION 7.08.	GOVERNING LAW	29
SECTION 7.09.	Waivers; Amendment	29
SECTION 7.10.	WAIVER OF JURY TRIAL	30
SECTION 7.11.	Severability	30
SECTION 7.12.	Counterparts	30
SECTION 7.13.	Headings	31
SECTION 7.14.	Jurisdiction; Consent to Service of Process	31
SECTION 7.15.	Termination or Release	31
SECTION 7.16.	Additional Parties	32
SECTION 7.17.	Right of Set-off	32

Schedules

Schedule I                           Subsidiary Parties
Schedule II                           Capital Stock; Debt Securities
Schedule III                           Intellectual Property

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Exhibits

Exhibit I                           Form of Supplement
Exhibit II                           Form of Perfection Certificate

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GUARANTEE AND COLLATERAL AGREEMENT dated and effective as of April 2, 2007 (this “Agreement”), among CELANESE HOLDINGS LLC (the “Holdings”), CELANESE US HOLDINGS LLC (the “Company”), CELANESE AMERICAS CORPORATION (“CAC”), each GUARANTOR SUBSIDIARY party hereto and DEUTSCHE BANK AG, NEW YORK BRANCH, as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined below).

Reference is made to the Credit Agreement dated as of April 2, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Company, CAC, certain other subsidiaries of the Company from time to time party thereto as a borrower, the LENDERS party thereto from time to time, DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”), and as Collateral Agent, MERRILL LYNCH CAPITAL CORPORATION (“MLCC”), as syndication agent (in such capacity, the “Syndication Agent”), BANK OF AMERICA, N.A., as documentation agent (in such capacity, the “Documentation Agent”), and DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, as Deposit Bank (in such capacity, the “Deposit Bank”).

The obligations of the Lenders to extend and to maintain credit pursuant to the Credit Agreement are conditioned upon, among other things, the execution and delivery of this Agreement.  Holdings, the Company, CAC and the Guarantor Subsidiaries will derive substantial benefits from such extensions of credit and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.  Accordingly, the parties hereto agree as follows:

ARTICLE I.

Definitions

SECTION 1.01. Credit Agreement

.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement.  All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms

.  As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any person who is or who may become obligated to any Guarantor under, with respect to or on account of an Account.

“Article 9 Collateral” has the meaning assigned such term in Section 4.01.

“Claiming Guarantor” has the meaning assigned such term in Section 6.02.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Contributing Guarantor” has the meaning assigned such term in Section 6.02.

“Control Agreement” means a securities account control agreement or commodity account control agreement, as applicable, in form and substance reasonably satisfactory to the Collateral Agent.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, or granting any right to any Guarantor under any Copyright now or hereafter owned by any third party, and all rights of any Guarantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Guarantor:  (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise; and (b) all registrations and applications for registration of any such Copyright in the United States or any other country, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Equity Interests” has the meaning provided in the Credit Agreement but excluding any interest otherwise included in such definition that is not a “security” or “financial asset” under Article VIII of the New York UCC.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.04.

“General Intangibles” means all “General Intangibles” as defined in the New York UCC, including all choses in action and causes of action and all other intangible personal property of any Guarantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Guarantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Guarantor to secure payment by an Account Debtor of any of the Accounts.

“Guaranteed Obligations” means, as to each Guarantor, all of the Obligations not owed directly by it.

“Guaranteed Party” means, with respect to all Guaranteed Obligations, the Collateral Agent, the Administrative Agent and/or the Lenders to which such Guaranteed Obligations are owed.

“Guarantor” means, so long as such Person is a party hereto, each of Holdings, the Company, CAC and each Subsidiary Party.

“Intellectual Property” means all intellectual and similar property of every kind and nature now owned or hereafter acquired by any Guarantor, including inventions, designs, Patents, Copyrights, Trademarks, Patent Licenses, Copyright Licenses, Trademark Licenses, trade secrets, domain names, confidential or proprietary technical and business information, know how or show how and all related documentation.

“Investment Property” has the meaning assigned such term in the New York UCC.

“Lenders” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Loan Document Obligations” means (a) the due and punctual payment by each Borrower of (i) the unpaid principal of and interest on the Loans made to such Borrower, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment (if any) required to be made by each Borrower under the Credit Agreement in respect of any Letter of Credit issued for its account, when and as due, including payments in respect of reimbursement of disbursements and interest thereon and (iii) all other monetary obligations of each Borrower under the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense and reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise, including in the case of clauses (i), (ii) and (iii), interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding and (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Loan Documents  (other than this Agreement), including to provide cash collateral.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Noticed Event of Default” means any Event of Default as to which the Administrative Agent has given Holdings written notice that (i) such Event of Default constitutes a Noticed Event of Default and (ii) to the extent such notice may be given without violation of applicable law, the Collateral Agent intends, as a result of such Event of Default (alone or among others), to exercise its rights hereunder, provided that an Event of Default under Section 7.01(h) or (i) of the Credit Agreement shall in any event constitute a Noticed Event of Default.

“Obligations” means (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all the obligations of each Guarantor under and pursuant to this Agreement, (c) the due and punctual payment and performance of all obligations of each Guarantor under each Swap Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into, and (d) the due and punctual payment and performance of all obligations of each Guarantor in respect of overdrafts and related liabilities owed to a Lender or any of its Affiliates and arising from cash management services (including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements).

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license or granting to any Guarantor any right to make, use or sell any invention covered by a Patent, now or hereafter owned by any third party.

“Patents” means all of the following now owned or hereafter acquired by any Guarantor:  (a) all letters patent of the United States or the equivalent thereof in any other country, and all applications for letters patent of the United States or the equivalent thereof in any other country, including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of Holdings, the Company, CAC and each Guarantor Subsidiary (determined as of the Effective Date).

“Pledged Collateral” has the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 3.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 3.01.

“Secured Parties” means with respect to all Obligations, as appropriate, (i) the Lenders, (ii) the Administrative Agent and the Collateral Agent, (iii) each Issuing Bank, (iv) each counterparty to any Swap Agreement entered into with a Guarantor the obligations under which constitute Obligations, (v) each Lender or Affiliate owed obligations which constitute Obligations under clause (d) of the definition thereof, (vi) the beneficiaries of each indemnification obligation undertaken by any Guarantor under any Loan Document or existing as of the date of this Agreement and (vii) the successors and permitted assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 4.01.

“Specified Borrower” has the meaning assigned to such term in Section 6.01.

“Subsidiary Party” means, so long as a party hereto, each Guarantor Subsidiary in existence on the Effective Date and each other subsidiary required to become party hereto pursuant to Section 7.16.

“Subsidiary Revolving Borrowers” has the meaning assigned such term in the preliminary statement of this Agreement.

“Supplement” shall mean an instrument in the form of Exhibit I hereto.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, or granting to any Guarantor any right to use any Trademark now or hereafter owned by any third party.

“Trademarks” means all of the following now owned or hereafter acquired by any Guarantor:  (a) all trademarks, service marks, corporate names, company names, business names, fictitious business names, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations thereof (if any), and all registration applications filed in connection therewith, including registrations and applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all renewals thereof, including those listed on Schedule III and (b) all goodwill associated therewith or symbolized thereby.

ARTICLE II.

Guarantee

SECTION 2.01. Guarantee

.  Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of its Guaranteed Obligations.  Each Guarantor further agrees that its Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any of its Guaranteed Obligations.  Each Guarantor waives presentment to, demand of payment from and protest to any Person of any of its Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment

.  Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of its Guaranteed Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Person.

SECTION 2.03. No Limitations, etc.

(a) Except for termination of a Guarantor’s obligations hereunder as expressly provided for in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of its Guaranteed Obligations or otherwise.  Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(i) the failure of the Administrative Agent, the Collateral Agent or any other Person to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;

(iii) any default, failure or delay, willful or otherwise, in the performance of the Obligations;

(iv) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations),

(v) any illegality, lack of validity or enforceability of any Obligation,

(vi) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any Obligation,

(vii) the existence of any claim, set-off or other rights that the Guarantor may have at any time against any Loan Party, the Collateral Agent, or any other corporation or Person, whether in connection herewith or any unrelated transactions, provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim,

(viii) any law, regulation, decree or order of any jurisdiction, or any other event, affecting any term of any of its Guaranteed Obligations or the Collateral Agent’s rights with respect thereto, including, without limitation:

(A) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of a foreign currency for Dollars or such other currency in which its Guaranteed Obligations are due, or the remittance of funds outside of such jurisdiction or the unavailability of Dollars or any such other currency in any legal exchange market in such jurisdiction in accordance with normal commercial practice; or

(B) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any governmental authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction; or

(C) any expropriation, confiscation, nationalization or requisition by such country or any governmental authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof; or

(D) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (A), (B) or (C) above (in each of the cases contemplated in clauses (A) through (D) above, to the extent occurring or existing on or at any time after the date of this Agreement), and

(ix) any other circumstance (including without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, any Loan Party or the Guarantor or any other guarantor or surety.

Each Guarantor expressly authorizes the respective Guaranteed Parties to take and hold security for the payment and performance of its Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of its Guaranteed Obligations, all without affecting the obligations of such Guarantor hereunder.

Without limiting the generality of the foregoing, with respect to any of its Guaranteed Obligations that, in accordance with the express terms of any agreement pursuant to which such Guaranteed Obligations were created, were denominated in Dollars or any currency other than the currency of the jurisdiction where a Borrower is principally located, each Guarantor guarantees that it shall pay the Collateral Agent strictly in accordance with the express terms of such agreement, including in the amounts and in the currency expressly agreed to thereunder, irrespective of and without giving effect to any laws of the jurisdiction where a Borrower is principally located in effect from time to time, or any order, decree or regulation in the jurisdiction where a Borrower is principally located.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Loan Party or the unenforceability of its Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all its Guaranteed Obligations.  The Collateral Agent and the other Guaranteed Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Loan Party or exercise any other right or remedy available to them against any Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent its Guaranteed Obligations have been fully and indefeasibly paid in full in cash.  To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement.

Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of its Guaranteed Obligations is rescinded or must otherwise be restored by the Administrative Agent or any other Guaranteed Party upon the bankruptcy or reorganization of any Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement to Pay; Subrogation.

In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Guaranteed Obligation.  Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against such Borrower, or other Loan Party or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information.

Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition and assets of each Borrower and each other Loan Party, and of all other circumstances bearing upon the risk of nonpayment of its Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Maximum Liability.

Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 6.02).

ARTICLE III.

Pledge of Securities

SECTION 3.01. Pledge.

As security for the payment or performance, as the case may be, in full of its Obligations, each Guarantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Guarantor’s right, title and interest in, to and under (a) the Equity Interests directly owned by it on the Effective Date (which shall be listed on Schedule II) and any other Equity Interests obtained in the future by such Guarantor and any certificates representing all such Equity Interests (all such Equity Interests and certificates referred to collectively as the “Pledged Stock”); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary, (ii) to the extent applicable law requires that a Subsidiary of such Guarantor issue directors’ qualifying shares, such shares or nominee or other similar shares, (iii) any Equity Interests with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.10 of the Credit Agreement need not be satisfied by reason of Section 5.10(g) of the Credit Agreement, (iv) any Equity Interests of a Subsidiary to the extent that, as of the Effective Date, and for so long as, such a pledge of such Equity Interests would violate a contractual obligation binding on such Equity Interests, (v) any Equity Interests of a Subsidiary of a Guarantor acquired after the Effective Date if, and to the extent that, and for so long as, (A) a pledge of such Equity Interests would violate applicable law or any contractual obligation binding upon such Subsidiary and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such Subsidiary in contemplation of or in connection with the acquisition of such Subsidiary (provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary), provided that such each Guarantor shall use its commercially reasonable efforts to avoid any such restrictions classified in this clause (v) or (vi) any Equity Interests of a Person that is not directly or indirectly a Subsidiary; (b)(i) the debt securities listed opposite the name of such Guarantor on Schedule II, (ii) to the extent required by Section 3.02(b), any debt securities in the future issued to, or acquired by, such Guarantor and (iii) the promissory notes and any other instruments, if any, evidencing such debt owed to any Guarantor (the “Pledged Debt Securities”); (c) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 3.06, all rights and privileges of such Guarantor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of the Pledged Collateral.

(a) Each Guarantor hereby represents that all Pledged Securities owned by such Guarantor on the Effective Date have been delivered to the Collateral Agent.  Each Guarantor agrees promptly, upon its first becoming a Guarantor hereunder or thereafter to the extent first acquiring same, to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities to the extent such Pledged Securities, in the case of promissory notes or other instruments evidencing Indebtedness, are required to be delivered pursuant to paragraph (b) of this Section 3.02.

(b) Each Guarantor will cause any Indebtedness for borrowed money having an aggregate principal amount that has a Dollar Equivalent in excess of $10,000,000 (other than intercompany current liabilities incurred in the ordinary course) owed to such Guarantor by Holdings or any Subsidiary to be evidenced by a promissory note or other instrument that is pledged and delivered to the Collateral Agent, together with note powers or other instruments of transfer with respect thereto endorsed in blank, for the benefit of the Secured Parties, pursuant to the terms hereof.  To the extent any such promissory note is a demand note, each Guarantor party thereto agrees, if requested by the Collateral Agent, to immediately demand payment thereunder upon an Event of Default specified under Section 7.01(b), (c), (f), (h) or (i) of the Credit Agreement.

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by stock powers or note powers, as applicable, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property composing part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by the applicable Guarantor and such other instruments or documents (including issuer acknowledgments in respect of uncertificated securities) as the Collateral Agent may reasonably request.  Each delivery (or subsequent confirmation by a successor of the prior delivery) of Pledged Securities hereunder shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part of Schedule II; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.  Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants.

The Guarantors, jointly and severally, represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II as of the Effective Date correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be pledged hereunder in order to satisfy the Collateral and Guarantee Requirement;

(b) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a Subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Guarantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a Subsidiary of Holdings or an Affiliate of any such subsidiary, to the best of each Guarantor’s knowledge) are legal, valid and binding obligations of the issuers thereof subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing;

(c) except for the security interests granted hereunder, each Guarantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Guarantor, (ii) holds the same free and clear of all Liens, other than Liens permitted under Section 6.02 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than pursuant to a transaction permitted by the Credit Agreement and other than Liens permitted under Section 6.02 of the Credit Agreement and (iv) subject to the rights of such Guarantor under the Loan Documents to dispose of Pledged Collateral, will defend its title or interest hereto or therein against any and all Liens (other than Liens permitted under Section 6.02 of the Credit Agreement), however arising, of all persons;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally or otherwise permitted to exist pursuant to the terms of the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might, in any material respect, prohibit, impair, delay or adversely affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each Guarantor has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Guarantors of this Agreement, when any Pledged Securities that constitute certificated securities or instruments are delivered to the Collateral Agent, for the benefit of the Secured Parties, in accordance with this Agreement, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected first priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations under applicable laws in the United States;

(h) each Guarantor does not own on the Effective Date, any security constituting an equity interest in any Person to the extent such security constitutes an uncertificated security and will not acquire any such uncertificated security thereafter except in each case to the extent it has complied with the provisions of the third sentence of Section 4.04(c), to the extent applicable thereto; and

(i) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein under applicable laws in the United States.

SECTION 3.04. [Reserved].

SECTION 3.05. Registration in Nominee Name; Denominations.

The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Guarantor, endorsed or assigned in blank or in favor of the Collateral Agent or, if a Noticed Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent).  Each Guarantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Guarantor.

SECTION 3.06. Voting Rights; Dividends and Interest, etc.

(a) Unless and until a Noticed Event of Default shall have occurred and be continuing:

(i) Each Guarantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could reasonably be expected to materially and adversely affect the rights inuring to a holder of any Pledged Securities, the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall promptly execute and deliver to each Guarantor, or cause to be executed and delivered to such Guarantor, all such proxies, powers of attorney and other instruments as such Guarantor may reasonably request for the purpose of enabling such Guarantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Guarantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that (x) such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws and (y) such payment on distribution is not payable directly to the Collateral Agent pursuant to the terms of the applicable Pledged Securities; provided that any noncash dividends, interest, principal or other distributions that constitute Pledged Securities (whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise) shall be and become part of the Pledged Collateral, and, if received by any Guarantor, shall not be commingled by such Guarantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the benefit of the Secured Parties, in the same form as so received (accompanied by stock powers duly executed in blank or other appropriate instruments of transfer satisfactory to the Collateral Agent).

(b) Upon the occurrence and during the continuance of a Noticed Event of Default, all rights of any Guarantor to dividends, interest, principal or other distributions that such Guarantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Collateral Agent which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions.  All dividends, interest, principal or other distributions received by any Guarantor contrary to the provisions of this Section 3.06 shall not be commingled by such Guarantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the benefit of the Secured Parties, in the same form as so received (accompanied by stock powers duly executed in blank or other appropriate instruments of transfer reasonably satisfactory to the Collateral Agent).  Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02.  After all Events of Default have been cured or waived and the Term Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Guarantor (without interest) all dividends, interest, principal or other distributions that such Guarantor would otherwise have been permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of a Noticed Event of Default, all rights of any Guarantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Guarantors to exercise such rights.  After all Noticed Events of Default have been cured or waived and the Term Borrower has delivered to the Collateral Agent a certificate to that effect, each Guarantor shall have the right to exercise the voting and/or consensual rights and powers that such Guarantor would otherwise have been entitled to exercise pursuant to the terms of paragraph (a)(i) above.

ARTICLE IV.

Security Interests in Personal Property

SECTION 4.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Obligations, each Guarantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Guarantor or in which such Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles;

(vii) all Goods;

(viii) all Instruments;

(ix) all Inventory;

(x) all Investment Property;

(xi) all Letter-of-Credit Rights;

(xii) all Commercial Tort Claims listed on Schedule 4.01 hereto;

(xiii) all books and records pertaining to the Article 9 Collateral; and

(xiv) to the extent not otherwise included, all proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing.

Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute a grant of a security interest in (a) any vehicle covered by a certificate of title or ownership, (b) any assets (including Equity Interests) with respect to which the Collateral and Guarantee Requirement or the other paragraphs of Section 5.10 of the Credit Agreement need not be satisfied by reason of Section 5.10(g) of the Credit Agreement, (c) any assets to the extent that, as of the Effective Date, and for so long as, such grant of a security interest would violate a contractual obligation or applicable law binding on such asset, (d) any property of any Person acquired by a Guarantor after the Effective Date pursuant to Section 6.04(l) of the Credit Agreement, if, and to the extent that, and for so long as, (A) such grant of a security interest would violate applicable law or any contractual obligation binding upon such property and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such property in contemplation of or in connection with the acquisition of such Subsidiary (provided that the foregoing clause (B) shall not apply in the case of a joint venture, including a joint venture that is a Subsidiary) provided that each Guarantor shall use its commercially reasonable efforts to avoid any such restriction described in this clause (d), or (e) any Letter of Credit Rights to the extent any Guarantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose.

(b) Each Guarantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether such Guarantor is an organization, the type of organization and any organizational identification number issued to such Guarantor, (ii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates and (iii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including describing such property as “all assets” or “all property” or words of similar effect.  Each Guarantor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Guarantor, without the signature of any Guarantor, and naming any Guarantor or the Guarantors as debtors and the Collateral Agent as secured party.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Guarantor with respect to or arising out of the Article 9 Collateral.

SECTION 4.02. Representations and Warranties.

The Guarantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Guarantor has good and valid rights in and title to all material Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval that has been obtained and is in full force and effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Guarantor, is correct and complete, in all material respects, as of the Effective Date.  Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 7 to the Perfection Certificate (or specified by notice from the Company to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.10 of the Credit Agreement), and constitute all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of United States issued Patents and applications, United States registered Trademarks and applications and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements or amendments.  Each Guarantor represents and warrants that a fully executed agreement in the form hereof (or a short form hereof which form shall be reasonably acceptable to the Collateral Agent) containing a description of all Article 9 Collateral consisting of United States issued Patents (and Patents for which United States applications are pending), United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights (and Copyrights for which United States registration applications are pending) has been delivered to the Collateral Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. § 261, 15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, and reasonably requested by the Collateral Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in respect of all Article 9 Collateral consisting of the foregoing in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the New York UCC or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable.  The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or arising by operation of law.

(d) The Article 9 Collateral is owned by the Guarantors free and clear of any Lien, other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement or arising by operation of law.  None of the Guarantors has filed or consented to the filing of (i) any financing statement or analogous document under the New York UCC or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Guarantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(e) None of the Guarantors holds any Commercial Tort Claim individually in excess of $1,000,000 as of the Effective Date except as indicated on the Perfection Certificate.

(f) All Accounts have been originated by the Guarantors and all Inventory has been acquired by the Guarantors in the ordinary course of business.

SECTION 4.03. Covenants.

(a) Each Guarantor agrees promptly (and in any event within 30 days of such change) to notify the Collateral Agent in writing of any change (i) in its legal name, (ii) in its type of organization or corporate form, (iii) in its Federal Taxpayer Identification Number or organizational identification number or (iv) in its jurisdiction of organization.  Each Guarantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence.  Each Guarantor agrees not to effect or permit any change referred to in the first sentence of this paragraph (a) unless all filings have been made, or are made within any required timeframe prescribed by applicable law, under the applicable Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the benefit of the Secured Parties.  Each Guarantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Guarantor is damaged or destroyed.

(b) Subject to the rights of such Guarantor under the Loan Documents to dispose of Collateral, each Guarantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all persons and to defend the Security Interest of the Collateral Agent, for the benefit of the Secured Parties, in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(c) Each Guarantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.  If any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $10,000,000 is or shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, accompanied by executed instruments of transfer reasonably satisfactory to the Collateral Agent.

(d) After the occurrence of an Event of Default and during the continuance thereof, the Collateral Agent shall have the right to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person (following notice to the Term Borrower of its intention to do so),  by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification.  The Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option at any time which an Event of Default exists, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Guarantor fails to do so as required by the Credit Agreement or this Agreement, and each Guarantor jointly and severally agrees to reimburse the Collateral Agent on demand for any reasonable payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.03(e) shall be interpreted as excusing any Guarantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Guarantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) Each Guarantor (rather than the Collateral Agent or any Secured Party) shall remain liable for the observance and performance of all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral and each Guarantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(g) None of the Guarantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Credit Agreement.  None of the Guarantors shall make or permit to be made any transfer of the Article 9 Collateral and each Guarantor shall remain at all times in possession of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(h) None of the Guarantors will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business (it being agreed that nothing in this clause (h) shall prohibit sales of receivables permitted by Section 6.05(g) of the Credit Agreement).

(i) Each Guarantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Guarantor’s true and lawful agent (and attorney in fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Guarantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.  In the event that any Guarantor at any time or times while an Event of Default exists fails to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Guarantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent reasonably deems advisable.  All sums disbursed by the Collateral Agent in connection with this Section 4.03(i), including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Guarantors to the Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.04. Other Actions.

In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, for the benefit of the Secured Parties, the Collateral Agent’s security interest in the Article 9 Collateral, each Guarantor agrees, in each case at such Guarantor’s own expense, to take the following actions with, respect to the following Article 9 Collateral:

(a) Instruments and Tangible Chattel Paper.  If any Guarantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper evidencing an amount in excess of $10,000,000, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Cash Accounts.  No Guarantor shall grant Control of any Deposit Account to any Person other than the Collateral Agent.

(c) Investment Property.  Except to the extent otherwise provided in Article III, if any Guarantor shall at any time hold or acquire any Certificated Security, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify.  If any security now or hereafter acquired by any Guarantor is uncertificated and is issued to such Guarantor or its nominee directly by the issuer thereof, upon the Collateral Agent’s reasonable request while an Event of Default exists, such Guarantor shall promptly notify the Collateral Agent of such uncertificated securities and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such security, without further consent of any Guarantor or such nominee, or (ii) cause the issuer to register the Collateral Agent as the registered owner of such security.  If any security or other Investment Property, whether certificated or uncertificated, representing an Equity Interest in a third party and having a fair market value in excess of $10,000,000 now or hereafter acquired by any Guarantor is held by such Guarantor or its nominee through a securities intermediary or commodity intermediary, such Guarantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to a Control Agreement in form and substance reasonably satisfactory to the Collateral Agent, either (A) cause such securities intermediary or commodity intermediary, as applicable, to agree, in the case of a securities intermediary, to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other Investment Property or, in the case of a commodity intermediary, to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Guarantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such Investment Property, for the benefit of the Secured Parties, with such Guarantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such Investment Property.  The Collateral Agent agrees with each of the Guarantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Guarantor, unless an Event of Default has occurred and is continuing or, after giving effect to any such withdrawal or dealing rights, would occur.  The provisions of this paragraph (c) shall not apply to any Financial Assets credited to a securities account for which the Collateral Agent is the securities intermediary.

(d) Commercial Tort Claims.  If any Guarantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated to exceed $10,000,000, such Guarantor shall promptly notify the Collateral Agent thereof in a writing signed by such Guarantor, including a summary description of such claim, and grant to the Collateral Agent in writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral.

(a) Each Guarantor agrees that it will not knowingly do any act or omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from knowingly doing any act or knowingly omitting to do any act) whereby any Patent that is material to the normal conduct of such Guarantor’s business may become prematurely invalidated or dedicated to the public, and agrees that it shall take commercially reasonable steps with respect to any material products covered by any such Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

(b) Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each owned Trademark necessary to the normal conduct of such Guarantor’s business, (i) maintain such Trademark in full force free from any adjudication of abandonment or invalidity for non use, (ii) maintain the quality of products and services offered under such Trademark on all material respects, (iii) display such Trademark with notice of federal or foreign registration or claim of trademark or service mark as required under applicable law and (iv) not knowingly use or knowingly permit its licensees’ use of such Trademark in violation of any third party rights.

(c) Each Guarantor will, and will use its commercially reasonable efforts to cause its licensees or its sublicensees to, for each work covered by a material Copyright necessary to the normal conduct of such Guarantor’s business that it publishes, displays and distributes, use copyright notice as required under applicable copyright laws.

(d) Each Guarantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the normal conduct of such Guarantor’s business may imminently become abandoned, lost or dedicated to the public, or of any materially adverse determination or development, (excluding office actions and similar determinations or developments in the United States Patent and Trademark Office, United States Copyright Office, any court or any similar office of any country), regarding such Guarantor’s ownership of any such material Patent, Trademark or Copyright or its right to register or to maintain the same.

(e) Each Guarantor, either itself or through any agent, employee, licensee or designee, shall (i) inform the Collateral Agent on a semi-annual basis of each application by itself, or through any agent, employee, licensee or designee, for any Patent with the United States Patent and Trademark Office and each registration of any Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country filed during the preceding six-month period, and (ii) upon the reasonable request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Guarantor shall exercise its reasonable business judgment in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any comparable office or agency in any other country with respect to maintaining and pursuing each material application relating to any Patent, Trademark and/or Copyright (and obtaining the relevant grant or registration) material to the normal conduct of such Guarantor’s business and to maintain (i) each issued Patent and (ii) the registrations of each Trademark and each Copyright, in each case that is material to the normal conduct of such Guarantor’s business, including, when applicable and necessary in such Guarantor’s reasonable business judgment, timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if any Guarantor believes necessary in its reasonable business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

ARTICLE V.

Remedies

SECTION 5.01. Remedies Upon Default

.  Upon the occurrence and during the continuance of a Noticed Event of Default, each Guarantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times:  (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Guarantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or a nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then existing licensing arrangements to the extent that waivers thereunder cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing, each Guarantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate.  The Collateral Agent shall be authorized in connection with any sale of a security (if it deems it advisable to do so) pursuant to the foregoing to restrict the prospective bidders or purchasers to persons who represent and agree that they are purchasing such security for their own account, for investment, and not with a view to the distribution or sale thereof.  Upon consummation of any such sale of Collateral pursuant to this Section 5.01 the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Guarantor, and each Guarantor hereby waives and releases (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Guarantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Guarantors 10 Business Days’ written notice (which each Guarantor agrees is reasonable notice within the meaning of Section 9 612 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine.  The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In the case of any sale of all or any part of the Collateral made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in the event that any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may be sold again upon notice given in accordance with provisions above.  At any public (or, to the extent permitted by law, private) sale made pursuant to this Section 5.01, any Secured Party may bid for or purchase for cash, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Guarantor (all such rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property in accordance with Section 5.02 hereof without further accountability to any Guarantor therefor.  For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Guarantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court appointed receiver.  Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds.

The Collateral Agent shall promptly apply the proceeds, moneys or balances of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent and the Collateral Agent hereunder or under any other Loan Document on behalf of any Guarantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the ratable payment of the Obligations, and

THIRD, once all Obligations have been paid in full, to the Guarantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Grant of License to Use Intellectual Property.

Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Guarantor hereby grants to (in the Collateral Agent’s sole discretion) a designee of the Collateral Agent or the Collateral Agent, for the benefit of the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Guarantor) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Guarantor, wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.  The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, while an Event of Default exists; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Guarantors notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, etc.

  In view of the position of the Guarantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder.  Each Guarantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Each Guarantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale.  Each Guarantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

SECTION 5.05. Registration, etc.

  Each Guarantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Collateral.  Each Guarantor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel to the Collateral Agent of, and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Guarantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured Party expressly for use therein.  Each Guarantor further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any of the Pledged Collateral under the Blue Sky or other securities laws of such states as may be reasonably requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations.  Each Guarantor will bear all costs and expenses of carrying out its obligations under this Section 5.05.  Each Guarantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 only and that such failure would not be adequately compensable in damages and, therefore, agrees that its agreements contained in this Section 5.05 may be specifically enforced.

ARTICLE VI.

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation.

In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), each Guarantor that is a Borrower (a “Specified Borrower”) agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement in respect of any Obligation of such Specified Borrower that has been incurred by it as a Borrower, such Specified Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an Obligation of a Specified Borrower that has been incurred by it as a Borrower, such Specified Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation.

Each Guarantor (a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower of such Obligation as provided in Section 6.01 or otherwise, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as applicable, in each case multiplied by a fraction of which the numerator shall be the net worth of such Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor).  Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation of the Guarantor under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.  No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any Subsidiary shall be subordinated to the indefeasible payment in full in cash of the Obligations in the manner set forth in Exhibit F to the Credit Agreement.

ARTICLE VII.

Miscellaneous

SECTION 7.01. Notices.

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the Company, with such notice to be given as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute.

All rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the Obligations or this Agreement.

SECTION 7.03. [Reserved].

SECTION 7.04. Binding Effect; Several Agreement.

This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.  This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released with respect to any party without the approval of any other party and without affecting the obligations of any other party hereunder.

SECTION 7.05. Successors and Assigns.

Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.05 of the Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, (i) the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto and thereto of their respective obligations thereunder or the consummation of the Transactions and other transactions contemplated hereby, (ii) the use of proceeds of the Loans or the use of any Letter of Credit or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result primarily from the gross negligence or willful misconduct of such Indemnitee (treating for the purposes of this Section 7.06(b) only any Secured Party and its Related Parties as a single Indemnitee).

(c) Any such amounts payable as provided hereunder shall be additional Obligations hereunder.  The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party.  All amounts due under this Section 7.06 shall be payable on written demand therefor (accompanied by a reasonably detailed computation of the amounts to be paid).

SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact.

Each Guarantor hereby appoints the Collateral Agent the attorney-in-fact of such Guarantor for the purpose, during the continuance of an Event of Default, of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.  Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of a Noticed Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Guarantor, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (d) to sign the name of any Guarantor on any invoice or bill of lading relating to any of the Collateral; (e) to send verifications of Accounts to any Account Debtor; (f) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (g) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (h) to notify, or to require any Guarantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (i) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Guarantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.08. GOVERNING LAW.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment.

(a) No failure or delay by the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender in exercising any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The rights, powers and remedies of the Administrative Agent, the Collateral Agent, any Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have.  No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, the Collateral Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time.  No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply (or, at its election and after the Effective Date, by Holdings on behalf of all such Loan Parties), subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Severability.

In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04.  Delivery of an executed counterpart to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed original.

SECTION 7.13. Headings.

Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process.

(a) Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor, or its properties, in the courts of any jurisdiction.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any New York State or federal court.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 7.15. Termination or Release.

(a) This Agreement, the guarantees made herein, the Security Interest and all other security interests granted hereby shall terminate on the first date when all the Obligations (other than contingent indemnity and similar obligations with respect to which no amounts are then owing) have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement, the Revolving L/C Exposure and CL Exposure each has been reduced to zero and each Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement (or each Issuing Bank has received cash or other collateral satisfactory to it covering such exposure and Letters of Credit).

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Party ceases to be a Subsidiary of the Company; provided that the Required Lenders shall have consented to such transaction (to the extent such consent is required by the Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Upon any Guarantor becoming an Unrestricted Subsidiary, such Unrestricted Subsidiary shall automatically be released from its obligations hereunder and the security interests in the Collateral of such Unrestricted Subsidiary shall be automatically released.

(d) Upon any Permitted Receivables Financing permitted by the Credit Agreement, the Equity Interests of a Special Purpose Receivables Subsidiary shall be automatically released from the security interest in such Equity Interests granted hereby.

(e) Upon any sale or other transfer by any Guarantor of any Collateral that is permitted under the Credit Agreement to any person that is not a Guarantor, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.08 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

(f) In connection with any termination or release pursuant to paragraph (a), (b), (c), (d) or (e) of this Section 7.15, the Collateral Agent shall execute and deliver to any Guarantor, at such Guarantor’s expense, all documents that such Guarantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

SECTION 7.16. Additional Parties.

On the date occurring after the Effective Date on which a Person first becomes a Domestic Subsidiary, such Person shall, to the extent required by Section 5.10 of the Credit Agreement, become a party hereto as a Guarantor.  Upon execution and delivery by the Collateral Agent and any such Person of a Supplement, such Person shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein.  The execution and delivery of a Supplement shall not require the consent of any other party to this Agreement.  The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new party to this Agreement.

SECTION 7.17. Right of Set-off.

Each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, upon any amount becoming due and payable by any Guarantor hereunder (whether at the stated maturity, by acceleration or otherwise) after the expiration of any cure or grace periods, to set off and apply against such amount any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or such Issuing Bank to or for the credit or the account of any party to this Agreement, matured or unmatured, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement.  The rights of each Lender under this Section 7.17 are in addition to other rights and remedies (including other rights of set off) that such Lender or such Issuing Bank may have.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

CELANESE HOLDINGS LLC

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELANESE US HOLDINGS LLC

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELANESE AMERICAS CORPORATION
By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

                         BCP CRYSTAL US 2 L.L.C.

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELANESE ACETATE LLC

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELANESE CHEMICALS, INC.

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELANESE HOLDINGS, INC.

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELANESE INTERNATIONAL CORPORATION

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELANESE LTD. (Texas)

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer Celanese International Corporation, General Partner of Celanese Ltd.

CELANESE OVERSEAS CORPORATION

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELANESE PIPE LINE COMPANY (Texas)

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CELTRAN, INC.

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

CNA FUNDING LLC

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

                    CNA HOLDINGS, INC.

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

                    FKAT LLC

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

                    KEP AMERICAS ENGINEERING PLASTICS, LLC

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

                    TICONA LLC

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

                    TICONA POLYMERS, INC.

By:	/s/ James E. Shields

Name: James E. Shields

Title: Vice President and Treasurer

                    CELANESE FIBERS OPERATIONS, LTD

By:	/s/ Christopher Gannon

Name: Christopher Gannon

Title: Vice President and Secretary

                         TICONA FORTRON INC.

By:	/s/ Christopher Gannon

Name: Christopher Gannon

Title: Vice President and Secretary

                         TICONA GUR SERVICES, INC.
By:	/s/ Christopher Gannon

Name: Christopher Gannon

Title: Vice President and Secretary

DEUTSCHE BANK AG, NEW YORK BRANCH,

  as Collateral Agent

By:	/s/ Evelyn Thierry

Name: Evelyn Thierry

Title: Vice President

By:	/s/ Omayra Laucella

Name: Omayra Laucella

Title: Vice President

Schedule I to

the Guarantee and

Collateral Agreement

Subsidiary Parties

BCP Crystal US 2 LLC
Celanese Acetate LLC
Celanese Chemicals, Inc.
Celanese Fibers Operations, Ltd.
Celanese Holdings, Inc.
Celanese International Corporation
Celanese Ltd.
Celanese Overseas Corporation
Celanese Pipe Line Company
Celtran, Inc.
CNA Funding LLC
CNA Holdings, Inc.
FKAT LLC
KEP America Engineering Plastics, LLC
Ticona Fortron Inc.
Ticona GUR Services, Inc.
Ticona LLC
Ticona Polymers, Inc.

Schedule II to

the Guarantee and

Collateral Agreement

EQUITY INTERESTS & DEBT SECURITIES

See Attached

Issuer	Holder	% Required to be Pledged (Number of Shares Pledged)	Jurisdiction	Notes

Celanese US Holdings LLC	Celanese Holdings LLC	100%	Delaware	No Certificate
Celanese Americas Corp	Celanese US Holdings LLC	100% (3,000,000-A) (7,501,130)	Delaware
BCP Crystal US 2 LLC	Celanese US Holdings LLC	100%	Delaware	No Certificate
Celanese Caylux Holdings Ltd	Celanese US Holdings LLC	66%	Luxembourg	No Certificate
BCP Crystal (Cayman) Ltd 1	Celanese US Holdings LLC	66%	Cayman	No Certificate
Celanese (China) Holding Co. Ltd.	Celanese US Holdings LLC	66%	China	No Certificate
Celanese Caylux Holdings Luxembourg SCA	Celanese U.S. Holdings LLC	66%	Luxembourg	No Certificate
CNA Holdings Inc.	Celanese Americas Corpo.	100% (10,000)	Delaware
Celanese Emulsions Ltd	Celanese Americas Corpo.	66%	United Kingdom	No Certificate
Celanese Emulsions BV	Celanese Americas Corpo.	66%	Netherlands	No Certificate
Celanese Holdings Inc.	Celanese Holdings Inc.	100% (1)	Delaware
Ticona LLC	Celanese Holdings Inc	100%	Delaware	No Certificate
Celanese Advanced Materials, Inc.	Celanese Holdings Inc	100%	[US]
FKAT LLC	Celanese Holdings Inc	100%	Delaware	No Certificate
Grupo Celanese SA	CNA Holdings Inc., Celanese Americas Corp	[66]% (419,934,930)/[11.61]% (71,031,079)	Mexico
Celanese Oversees Corporation	CNA Holdings Inc.	100% (2,500)	Delaware
KEP America Engineering Plasticas, LLC	CNA Holdings Inc.	100%	Delaware	No Certificate
Ticona Fortron, Inc.	CNA Holdings Inc.	100%	Delaware
Elwood Insurance Ltd.	CNA Holdings Inc.	66% (100,750)	Bermuda
Celanese Acetate LLC	CNA Holdings Inc.	100%	Delaware	No Certificate
Celanese Venezuela S.A.	CNA Holdings Inc.	66%	Venezuela	No Certificate
Celanese do Brazil Ltda	CAN Holdings Inc., Celanese International Corp.	66%11.1%	Brazil	No Certificate
Celanese International Corporation	Celanese Holdings Inc.	100% (1)	Delaware
Ticona GUR Services, Inc.	Celanese Holdings Inc.	100% (1)	Brazil
Celanese Chemicals Inc.	Celanese Holdings Inc.	100% (1)	Delaware
US Pet Film, Inc.	Celanese Holdings Inc.	100% (1)	Delaware
Tendora Tercera de Toluca s. de C.V.	FKAT LLC	66%	Mexico	No Certificate
Fortron Industries LLC	Ticone Fortron Inc.	100%	[US]	No Certificate
Celanese SA	Celanese Acetate LLC	66% (64,999)
Amcel International Co. Inc.	Celanese Acetate LLC	100% (12,000)
Celanese Fibers Operations LTD	Celanese Acetate LLC	100% (100)
Celanese Far East Ltd	Celanese Acetate LLC	66% (1,299)
Celanese Argentine S.A.	Celanese International Corporation; Celanese Chemicals Inc.	65% (3,900/6,000) / 65% (3,900/6,000)	Argentina
Celtran, Inc.	Celanese International Corporation	100% (1,000)	Delaware
Celanese Japan Limited	Celanese International Corporation	66%	Japan	No Certificate
Celanese Korea Chusilk Hoesa	Celanese International Corporation	66%	Korea	No Certificate
Celanese, Ltd.	Ticona GUR Services, Inc.	100%	Texas	No Certificate
Celanese Pipeline Company	Celanese Chemicals Inc.	100%(500)	Texas
177461 Canada Inc.	Celanese Chemicals Inc.	66%(2,210)	Canada
Ticona Polymers, Inc.	Celanese Chemicals Inc.	100%(1,000)	Delaware
Ticona Services Inc.	Ticona Polymers, Inc.	100% (1)	Delaware
CNA Funding LLC	Ticona Polymers, Inc.	100%	Delaware	No Certificate
HNA Acquisition Corp.	Celanese Overseas Corporation	[ ]% (405,315,793-A) & (405,315,793 – B) (6,696725 – A) & (6,696,725 – B)	Canada
EOCOM Inc	CNA Holdings Inc.	100% (10)	Delaware
Ticona Fortron	Hoechst Celanese Corporation	100%(100)	Delaware
Tincona Polymers Finco, Inc.	Ticona Polymers, Inc.	100%(1)	Delaware
Ticona Celstran, Inc.	Hoechst Celanese Corporation Celanese Engineering Resins, Inc.	100% (2995,203), (186,711), (2,661), (34,707), (317,406), (15,393)	Minnesota	This entity is now Ticona Polymers Inc.
Global Intercompany Note		100%

**Bold text indicates stock certificates already in the possession of the Collateral Agent.

Schedule III to

Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY CELANESE ACETATE LLC

Any and all copyrightable works owned by CELANESE ACETATE LLC, including without limitation, any and all computer software programs.

GRANTOR                                           TITLE                                                                           REGISTRATION NO.
Celanese Acetate, LLC	SmokeSignals, the science of cigarette filtration.	TX 4-987-849
Celanese Acetate, LLC	Complete textile glossary.	TX 5-229-799

Schedule III to

Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY CNA HOLDINGS, INC.

Any and all copyrightable works owned by CNA HOLDINGS, INC. (f/k/a CELANESE CORPORATION), including without limitation, any and all computer software programs.

GRANTOR                                           TITLE                                                                           REGISTRATION NO.
CNA Holdings, Inc.	Beginner’s guide to the universe of the VAX.	TX 2-013-755
CNA Holdings, Inc	Blackwell data base language I.	TXu 37-712
CNA Holdings, Inc	Graphics productivity option program description/operations manual.	TX 1-115-485
CNA Holdings, Inc	Interactive graphics.	TXu 77-540
CNA Holdings, Inc	Text of computer program.	TXu 242-566
CNA Holdings, Inc	The Bear fact is safety is no accident!	VAu 29-310
CNA Holdings, Inc	Celanese meridian award.	VA 183-420
CNA Holdings, Inc	Save your breath.	PAu 355-191
CNA Holdings, Inc	Text productivity option.	TXu 99-056

Schedule III to

Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY CELANESE LTD.

Any and all copyrightable works owned by CELANESE LTD., including without limitation, any and all computer software programs.

Grantor	Title	Registration No.
Celanese, Ltd.	HON monitoring system user’s manual: environmental data management system: HONMON release 2.1.1.	TXu 893-997
Celanese, Ltd.	HON monitoring program developer’s notes – Environmental data management system HONMON: release 2.1.1.	TXu 894-561
Celanese, Ltd.	HON monitoring system software.	TXu 911-508

Schedule III to

Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY CNA HOLDINGS, INC.

Any and all copyrightable works owned by CNA HOLDINGS, INC., including without limitation, any and all computer software programs.

Grantor	Title	Registration No.
CNA Holdings, Inc.	The Heat Stress Dragon isn’t a fantasy, it’s a killer	TX-3-316-164
CNA Holdings, Inc	DEHSA recognition, HCC quality.	VAu 231-899
CNA Holdings, Inc	Human resources development.	VAu 247-845
CNA Holdings, Inc	PCR logo.	VAu 315-825
CNA Holdings, Inc	[Protecting our planet].	VA 406-655
CNA Holdings, Inc	Beginner’s guide to the universe of the VAX.	TX 3-021-226
CNA Holdings, Inc	Material safety data sheet MSDS imaging tracking system.	TXu 661-829
CNA Holdings, Inc	Cigarette filter design.	TXu 521-623
CNA Holdings, Inc	Tow selection program for cigarette filter design.	TXu 598-683
CNA Holdings, Inc	Cigarette filter design, version 2.	TXu 585-597
CNA Holdings, Inc	S core.	VA 813-789
CNA Holdings, Inc	Microporous hollow fiber Module-Degas design, version 1.1.	TXu 703-656
CNA Holdings, Inc	Statistical process control for rod making: text of computer program.	TXu 565-370
CNA Holdings, Inc	Microporous hollow fiber module-Degas design: version 3.0.	TXu 733-523
CNA Holdings, Inc	Hoechst Celanese Corporation strategic planning guide.	TXu 570-360
CNA Holdings, Inc	Testing engineering plastics.	PA 517-218
CNA Holdings, Inc	Cigarette filter rodmaking training and troubleshooting computer software program, KDF2/AF2: version 1.0.	TXu 738-425
CNA Holdings, Inc	Pillow ticking fabric, No. 1.	RE 629-234

Schedule III to

Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY TICONA POLYMERS, INC.

Any and all copyrightable works owned by TICONA POLYMERS, INC., including without limitation, any and all computer software programs.

Grantor	Title	Registration No.
Ticona Polymers, Inc.	1999 Pentex Binder	TXu1-142-301

Schedule III to

Guarantee and

Collateral Agreement

PATENTS OWNED BY TICONA LLC

U.S. Patent Registrations & Applications

TITLE	GRANTOR	NUMBER
PROCESS FOR PREPARING MOLDED POROUS ARTICLES…	Ticona LLC	10/640,830 Still pending
POLYACETALS WITH IMPROVED RESISTANCE (Now patented)…	Ticona LLC	6,974,849
PROCESS FOR PRODUCING AMORPHOUS ANISOTROPIC MELT-FORMING POLYMERS HAVING A HIGH DEGREE OF STRETCHABILITY	Ticona LLC	6,222,000
STRETCHABLE POLYMERS AND SHAPED ARTICLES PRODUCED BY SAME	Ticona LLC	6,294,640
STABILIZED RESIN COMPOSITIONS	Ticona LLC	6,696,510
STRETCHABLE LIQUID CRYSTAL POLYMER COMPOSITION	Ticona LLC	6,666,990
ANISOTROPIC MELT-FORMING POLYMERS HAVING A HIGH DEGREE OF STRETCHABILITY	Ticona LLC	6,514,611
POLYARYLENE SULFIDE RESIN COMPOSITION	Co-owned by Ticona LLC and Polyplastics Co., Ltd.	5,185,392
POLYETHYLENE RESIN AND POROUS ARTICLES MADE THEREFROM	Ticona LLC	60/578,005
METHODS OF MAKING SPUNBONDED FABRICS FROM BLENDS OF POLYPHENYLENE SULFIDE AND A POLYOLEFIN	Ticona LLC	10/858,392
METHOD FOR MAKING ARTICLES BY COLD COMPACTION MOLDING AND THE MOLDED ARTICLES PREPARED THEREBY	Ticona LLC	10/672,054
FUEL CONTAINER HAVING CONTIGUOUS UNBONDED POLYACETAL/POLYOLEFIN LAYERS	Ticona LLC	10/776,396
HIGH GLOSS PET MOLDING COMPOSITION	Ticona LLC	10/886,733
METHOD FOR MAKING ARTICLES BY COLD COMPACTION MOLDING AND THE MOLDED ARTICLES PREPARED THEREBY	Ticona LLC	6,846,869
POLYACETALS WITH IMPROVED RESISTANCE TO BLEACH	Ticona LLC	6,974,849
POLYACETAL RESIN COMPOSITION	Ticona LLC	10/573824
LONG-FIBER-REINFORCED POLYOLEFIN STRUCTURE, PROCESS FOR ITS PRODUCTION, AND MOLDINGS PRODUCED THEREFROM	Ticona LLC	60/823527
METHOD OF MEASURING FIBER LENGTH FOR LONG FIBER REINFORCED THERMOPLASTIC COMPOSITES	Ticona LLC	60/825200
IMPROVED FUEL BARRIER IMPACT MODIFIED PBT FOR FUEL TANKS	Ticona LLC	11/053245
POLYETHER ETHER KETONE / POLYPHENYLENE SULFIDE BLEND	Ticona LLC	US06/41196
LOW FUEL-PERMEABLE THERMOPLASTIC VESSELS BASED ON POLYOXYMETHEYLENE	Ticona LLC	60/718053
POLYETHYLENE RESIN AND POROUS ARTICLES MADE THEREFROM	Ticona LLC	11/596741
ELECTRICALLY CONDUCTIVE RESIN COMPOUNDS BASED ON POLYOXYMETHYLENE AND HIGHLY STRUCTURED CARBON BLACK	Ticona LLC	11/393322
ELECTRICALLY CONDUCTIVE RESIN COMPOUNDS BASED ON POLYOXYMETHYLENE AND HIGHLY STRUCTURED CARBON BLACK	Ticona LLC	11/394396
HIGH-STRENGTH MELTBLOWN POLYESTER WEBS	Ticona LLC	11/395470

Schedule III to

Guarantee and

Collateral Agreement

PATENTS OWNED BY CELANESE ACETATE LLC

U.S. Patent Registrations & Applications

1.
Grantor	Title	Registered Owner	Registration Number
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	10/672,674
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	7,076,848
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	7,181,817
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	7,103,946
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	6,983,520
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	7,107,659
Celanese Acetate LLC	NONWOVEN ABSORBENT MATERIALS MADE WITH CELLULOSE ESTER CONTAINING BICOMPONENT FIBERS	Celanese Acetate LLC	7,081,423
Celanese Acetate LLC	LOCALIZED LIQUID ADDITIVE APPLICATOR SYSTEM FOR CONTINUOUS CYLINDRICAL PRODUCT	Celanese Acetate LLC	4,752,348
Celanese Acetate LLC	METHOD AND DEVICE FOR CONTROL OF BY-PRODUCTS FROM CIGARETTE SMOKE	Celanese Acetate LLC	4,811,745
Celanese Acetate LLC	WATER SOLUBLE CELLULOSE ACETATE MICROSPHERES	Celanese Acetate LLC	4,888,420
Celanese Acetate LLC	FILTER FOR A SMOKING ARTICLE CONTAINING A FLAVORED HOLLOW FIBER	Celanese Acetate LLC	4,971,078
Celanese Acetate LLC	WATER SOLUBLE CELLULOSE ACETATE COMPOSITION HAVING IMPROVED PROCESSABILITY AND TENSILE PROPERTIES	Celanese Acetate LLC	4,983,730
Celanese Acetate LLC	NONWOVEN FIBROUS WEB FOR TOBACCO FILTER	Celanese Acetate LLC	5,022,964
Celanese Acetate LLC	CELLULOSE ESTER MICROPARTICLES AND PROCESS FOR MAKING THE SAME	Celanese Acetate LLC	5,047,180
Celanese Acetate LLC	CELLULOSE ESTER MICROPARTICLES AND PROCESS FOR MAKING THE SAME	Celanese Acetate LLC	5,064,949
Celanese Acetate LLC	PROCESS FOR THE PRODUCTION OF CELLULOSE ESTER FIBRETS	Celanese Acetate LLC	5,175,276
Celanese Acetate LLC	POLYMER BLEND COMPOSED OF STARCHACETATE AND CELLULOSE ACETATE APPLICABLE TO FORM FIBERS, FILMS, PLASTIC	Celanese Acetate LLC	5,446,140
Celanese Acetate LLC	RECYCLING CELLULOSE ESTERS FROM THE WASTE FROM CIGARETTE MANUFACTURE	Celanese Acetate LLC	5,504,119
Celanese Acetate LLC	POLYMER BLEND COMPOSED OF STARCHACETATE AND CELLULOSE ACETATE APPLICABLE TO FORM FIBERS, FILMS, PLASTIC	Celanese Acetate LLC	5,507,304
Celanese Acetate LLC	THERMAL BONDING OF WET CELLULOSE BASED FIBERS	Celanese Acetate LLC	6,224,811
Celanese Acetate LLC	AIR OPENING JET APPARATUS	Celanese Acetate LLC	6,253,431
Celanese Acetate LLC	RECOVERY OF VOLATILE ORGANIC COMPOUNDS FROM CARBON ADSORPTION BEDS	Celanese Acetate LLC	6,458,185
Celanese Acetate LLC	APPARATUS, METHOD AND SYSTEM FOR AIR OPENING OF TEXTILE TOW AND OPEN TEXTILE TOW PRODUCED THEREFROM	Celanese Acetate LLC	6,543,106
Celanese Acetate LLC	A STUFFER BOX CRIMPER AND A METHOD FOR CRIMPING	Celanese Acetate LLC	7,152,288
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME – IC ROLLERS	Celanese Acetate LLC	10/876942
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME – CERAMIC ROLLERS	Celanese Acetate LLC	10/877800
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME - STEAM	Celanese Acetate LLC	10/877948
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME – EDGE LUB	Celanese Acetate LLC	10/877788
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME – PLASTICIZER	Celanese Acetate LLC	10/877799
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME - COMBO	Celanese Acetate LLC	10/877947
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME - PRODUCT	Celanese Acetate LLC	6,924,029
Celanese Acetate LLC	APPARATUS FOR TOW OPENING	Celanese Acetate LLC	10/941716
Celanese Acetate LLC	APPARATUS FOR TOW OPENING	Celanese Acetate LLC	10/941,716
Celanese Acetate LLC	A FIBER BALE AND METHOD OF PRODUCING SAME	Celanese Acetate LLC	11/125,001
Celanese Acetate LLC	PREPARATION OF WOOD PULPS WITH CAUSTIC PRETREATMENT FOR USE IN THE MANUFACTURE OF CELLULOSE ACETATES AND OTHER…	Celanese Acetate LLC	11/155,133
Celanese Acetate LLC	MANUFACTURE OF CELLULSOE ESTER FILAMENTS; LUBRICATION IN THE SPINNING CABINET	Celanese Acetate LLC	11/388,455
Celanese Acetate LLC	MANUFACTURE OF CELLULOSE ESTERS; RECYCLE OF CAUSTIC AND/OR ACID FROM PRE-TREATMENT OF PULP	Celanese Acetate LLC	11/332,741
Celanese Acetate LLC	STARCH ESTERS, METHODS OF MAKING SAME, AND ARTICLES MADE THEREFROM	Celanese Acetate LLC	11/611,992
Celanese Acetate LLC	A METHOD OF MAKING CELLULOSE ESTER POLYMER AND PRETREATING CELLULOSE FOR THE MANUFACTURE OF CELLULOSE ESTER POLYMER	Celanese Acetate LLC	11/566,250
Celanese Acetate LLC	WOUND CARE PRODUCT MADE FROM BULKED FILAMENT TOW	Celanese Acetate LLC	11/559,507
Celanese Acetate LLC	METHOD FOR PRODUCING A FIBER BALE	Celanese Acetate LLC	60/892,959
Grantor	Title	Registered Owner	Registration Number
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	10/672,674
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	7,076,848
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	7,181,817
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	7,103,946
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	6,983,520
Celanese Acetate LLC	METHOD AND APPARATUS FOR MAKING AN ABSORBENT COMPOSITE	Celanese Acetate LLC	7,107,659
Celanese Acetate LLC	NONWOVEN ABSORBENT MATERIALS MADE WITH CELLULOSE ESTER CONTAINING BICOMPONENT FIBERS	Celanese Acetate LLC	7,081,423
Celanese Acetate LLC	LOCALIZED LIQUID ADDITIVE APPLICATOR SYSTEM FOR CONTINUOUS CYLINDRICAL PRODUCT	Celanese Acetate LLC	4,752,348
Celanese Acetate LLC	METHOD AND DEVICE FOR CONTROL OF BY-PRODUCTS FROM CIGARETTE SMOKE	Celanese Acetate LLC	4,811,745
Celanese Acetate LLC	WATER SOLUBLE CELLULOSE ACETATE MICROSPHERES	Celanese Acetate LLC	4,888,420
Celanese Acetate LLC	FILTER FOR A SMOKING ARTICLE CONTAINING A FLAVORED HOLLOW FIBER	Celanese Acetate LLC	4,971,078
Celanese Acetate LLC	WATER SOLUBLE CELLULOSE ACETATE COMPOSITION HAVING IMPROVED PROCESSABILITY AND TENSILE PROPERTIES	Celanese Acetate LLC	4,983,730
Celanese Acetate LLC	NONWOVEN FIBROUS WEB FOR TOBACCO FILTER	Celanese Acetate LLC	5,022,964
Celanese Acetate LLC	CELLULOSE ESTER MICROPARTICLES AND PROCESS FOR MAKING THE SAME	Celanese Acetate LLC	5,047,180
Celanese Acetate LLC	CELLULOSE ESTER MICROPARTICLES AND PROCESS FOR MAKING THE SAME	Celanese Acetate LLC	5,064,949
Celanese Acetate LLC	PROCESS FOR THE PRODUCTION OF CELLULOSE ESTER FIBRETS	Celanese Acetate LLC	5,175,276
Celanese Acetate LLC	POLYMER BLEND COMPOSED OF STARCHACETATE AND CELLULOSE ACETATE APPLICABLE TO FORM FIBERS, FILMS, PLASTIC	Celanese Acetate LLC	5,446,140
Celanese Acetate LLC	RECYCLING CELLULOSE ESTERS FROM THE WASTE FROM CIGARETTE MANUFACTURE	Celanese Acetate LLC	5,504,119
Celanese Acetate LLC	POLYMER BLEND COMPOSED OF STARCHACETATE AND CELLULOSE ACETATE APPLICABLE TO FORM FIBERS, FILMS, PLASTIC	Celanese Acetate LLC	5,507,304
Celanese Acetate LLC	THERMAL BONDING OF WET CELLULOSE BASED FIBERS	Celanese Acetate LLC	6,224,811
Celanese Acetate LLC	AIR OPENING JET APPARATUS	Celanese Acetate LLC	6,253,431
Celanese Acetate LLC	RECOVERY OF VOLATILE ORGANIC COMPOUNDS FROM CARBON ADSORPTION BEDS	Celanese Acetate LLC	6,458,185
Celanese Acetate LLC	APPARATUS, METHOD AND SYSTEM FOR AIR OPENING OF TEXTILE TOW AND OPEN TEXTILE TOW PRODUCED THEREFROM	Celanese Acetate LLC	6,543,106
Celanese Acetate LLC	A STUFFER BOX CRIMPER AND A METHOD FOR CRIMPING	Celanese Acetate LLC	7,152,288
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME – IC ROLLERS	Celanese Acetate LLC	10/876942
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME – CERAMIC ROLLERS	Celanese Acetate LLC	10/877800
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME - STEAM	Celanese Acetate LLC	10/877948
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME – EDGE LUB	Celanese Acetate LLC	10/877788
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME – PLASTICIZER	Celanese Acetate LLC	10/877799
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME - COMBO	Celanese Acetate LLC	10/877947
Celanese Acetate LLC	CELLULOSE ACETATE TOW AND METHOD OF MAKING SAME - PRODUCT	Celanese Acetate LLC	6,924,029
Celanese Acetate LLC	APPARATUS FOR TOW OPENING	Celanese Acetate LLC	10/941716
Celanese Acetate LLC	APPARATUS FOR TOW OPENING	Celanese Acetate LLC	10/941,716
Celanese Acetate LLC	A FIBER BALE AND METHOD OF PRODUCING SAME	Celanese Acetate LLC	11/125,001
Celanese Acetate LLC	PREPARATION OF WOOD PULPS WITH CAUSTIC PRETREATMENT FOR USE IN THE MANUFACTURE OF CELLULOSE ACETATES AND OTHER…	Celanese Acetate LLC	11/155,133
Celanese Acetate LLC	MANUFACTURE OF CELLULSOE ESTER FILAMENTS; LUBRICATION IN THE SPINNING CABINET	Celanese Acetate LLC	11/388,455
Celanese Acetate LLC	MANUFACTURE OF CELLULOSE ESTERS; RECYCLE OF CAUSTIC AND/OR ACID FROM PRE-TREATMENT OF PULP	Celanese Acetate LLC	11/332,741
Celanese Acetate LLC	STARCH ESTERS, METHODS OF MAKING SAME, AND ARTICLES MADE THEREFROM	Celanese Acetate LLC	11/611,992
Celanese Acetate LLC	A METHOD OF MAKING CELLULOSE ESTER POLYMER AND PRETREATING CELLULOSE FOR THE MANUFACTURE OF CELLULOSE ESTER POLYMER	Celanese Acetate LLC	11/566,250
Celanese Acetate LLC	WOUND CARE PRODUCT MADE FROM BULKED FILAMENT TOW	Celanese Acetate LLC	11/559,507
Celanese Acetate LLC	METHOD FOR PRODUCING A FIBER BALE	Celanese Acetate LLC	60/892,959

Schedule III to

Guarantee and

Collateral Agreement

PATENTS OWNED BY CELANESE INTERNATIONAL CORPORATION

U.S. Patent Registrations & Applications

TITLE	GRANTOR	REGISTRATION NUMBER
WAXLESS POLYVINYL ALCOHOL SIZE COMPOSITION	Celanese International Corporation	4,845,140
HYDROFORMYLATION OF AUQUEOUS FORMALDEHYDE USING A	Celanese International Corporation	4,847,423
COPOLYMERS OF VINYL ALCOHOL AND FLUORINE-CONTAINING ACRYLATE MONOMERS	Celanese International Corporation	4,851,472
PROCESS FOR MAKING 1,3-DIOLS FROM EPOXIDES	Celanese International Corporation	4,873,379
PROCESS FOR REGENERATING A CARBONYLATION CATALYST SOLUTION T	Celanese International Corporation	4,894,477
ADDITION OF HYDROGEN TO CARBON MONOXIDE FEED GAS IN PRODUCIN	Celanese International Corporation	4,994,608
METHANOL CARBONYLATION PROCESS	Celanese International Corporation	5,001,259
METHANOL CARBONYLATION PROCESS	Celanese International Corporation	5,026,908
EXTRUDABLE POLYVINYL ALCOHOL COMPOSITIONS CONTAINING THERMOPLASTIC POLYURETHANE	Celanese International Corporation	5,028,648
METHOD FOR MAKING EXTRUDABLE POLYVINYL ALCOHOL COMPOSITIONS	Celanese International Corporation	5,051,222
PROCESS FOR MAKING 1,3-DIOLS FROM EPOXIDES	Celanese International Corporation	5,053,562
POLYVINYL ALCOHOL RESIN SOLUBLE IN HIGH SOLIDS AQUEOUS PAPER COATING COMPOSITIONS WITHOUT EXTERNAL HEATING	Celanese International Corporation	5,057,570
EXTRUDABLE POLYVINYL ALCOHOL COMPOSITIONS	Celanese International Corporation	5,137,969
METHANOL CARBONYLATION PROCESS	Celanese International Corporation	5,144,068
PROCESS FOR ACETIC ACID PREPARATION & HETEROGENOUS CATALYST	Celanese International Corporation	5,155,261
PURIFICATION OF ACETIC ACID WITH OZONE	Celanese International Corporation	5,155,265
PURIFICATION OF ACETIC ACID WITH OZONE	Celanese International Corporation	5,155,266
PURIFICATION OF ACETIC ACID WITH OZONE	Celanese International Corporation	5,202,481
EXTRUDABLE POLYVINYL ALCOHOL COMPOSITIONS CONTAINING THERMOPLASTIC POLYETHYLENE OXIDE	Celanese International Corporation	5,206,278
POLYMERIC CARBONYLATION CATALYST SYSTEM	Celanese International Corporation	5,281,359
SEPARATION OF AZEOTROPES IN POLY(VINYL ALCOHOL) PROCESS	Celanese International Corporation	5,292,804
REMOVAL OF HALIDE IMPURITIES FROM ORGANIC LIQUIDS	Celanese International Corporation	5,300,685
VINYL ACETATE CATALYST PREPARATION METHOD	Celanese International Corporation	5,314,858
VINYL ACETATE CATALYST PREPARATION METHOD	Celanese International Corporation	5,332,710
MODIFIED POLYVINYL ALCOHOL AND A SOLID STATE PROCESS FOR MODIFICATION OF POLYVINYL ALCOHOL BY FREE RADICAL GRAFTING	Celanese International Corporation	5,340,874
EXTRUDABLE POLYVINYL ALCOHOL COMPOSITIONS CONTAINING POLYESTER-POLYETHER BLOCK COPOLYMERS	Celanese International Corporation	5,349,000
SOLID STATE PROCESS FOR MODIFICATION OF POLYVINYL ALCOHOL USING MICHAEL-TYPE ADDITION	Celanese International Corporation	5,350,801
WATER SOLUBLE MULTILAYER FILM FOR PACKAGING ALKALINE MATERIALS	Celanese International Corporation	5,362,532
EXTRUDABLE POLYVINYL ALCOHOL COMPOSITIONS CONTAINING MODIFIEDSTARCHES	Celanese International Corporation	5,362,778
REMOVAL OF CARBONYL IMPURITIES FROM A CARBONYLATION PROCESS	Celanese International Corporation	5,371,286
POLYMERIC CARBONYLATION CATALYST SYSTEM	Celanese International Corporation	5,466,874
SURFACE SIZING COMPOSITION AND METHOD	Celanese International Corporation	5,484,509
RECOVERY OF ACETIC ACID FROM DILUTE AQUEOUS STREAMS FORMED DURING A CARBONYLATION PROCESS	Celanese International Corporation	5,599,976
TWO STEP GOLD ADDITION METHOD FOR PREPARING A VINYL ACETATE	Celanese International Corporation	5,691,267
PALLADIUM-GOLD CATALYST FOR VINYL ACETATE PRODUCTION	Celanese International Corporation	5,693,586
HETEROGENEOUS BIMETALLIC PALLADIUM-GOLD CATALYST	Celanese International Corporation	5,700,753
HONEYCOMB CATALYST FOR VINYL ACETATE SYNTHESIS	Celanese International Corporation	5,705,679
PROCESS FOR MANUFACTURING POLYVINYL ALCOHOL POLYMERS CONTAINING ACETOACETIC ESTER GROUPS	Celanese International Corporation	5,719,231
PROCESS FOR IMPROVING PRODUCTIVITY OF A CARBONYLATION CATALYST SOLUTION BY REMOVING CORROSION METALS	Celanese International Corporation	5,731,252
VINYL ACETATE PROCESS UTILIZING A PALLADIUM-GOLD-COPPER CATALYST	Celanese International Corporation	5,731,457
HYDROLYSIS OF POLYVINYL ALKANOATES	Celanese International Corporation	5,753,753
REMOVAL OF CARBONYLATION IMPURITIES FROM A CARBONYLATION PROCESS STREAM	Celanese International Corporation	5,783,731
HONEYCOMB CATALYST FOR VINYL ACETATE SYNTHESIS	Celanese International Corporation	5,854,171
VINYL ACETATE CATALYST COMPRISING PALLADIUM, GOLD, AND ANY OF CERTAIN THIRD METALS	Celanese International Corporation	5,859,287
ADDITION OF AMINE TO IMPROVE PARAFORMALDEHYDE	Celanese International Corporation	5,898,087
VINYL ACETATE CATALYST COMPRISING METALLIC PALLADIUM AND GOLD, AND CUPRIC ACETATE	Celanese International Corporation	5,948,724
VINYL ACETATE CATALYST COMPRISING PALLADIUM AND GOLD ON A COPPER CONTAINING SUPPORT	Celanese International Corporation	5,968,869
Production of vinyl acetate in a catalytic reactor equipped with filter and distribution bed	Celanese International Corporation	6,013,834
Vinyl acetate catalyst comprising metallic palladium, gold and copper supported on a carrier and prepared with potassium aurate	Celanese International Corporation	6,015,769
Vinyl acetate catalyst prepared with potassium aurate and comprising metallic palladium and gold on a carrier precoated with copper	Celanese International Corporation	6,017,847
VINYL ACETATE CATALYST PREPARATION METHOD	Celanese International Corporation	6,034,030
CONTROL SYSTEM FOR MULTI-PUMP OPERATION	Celanese International Corporation	6,045,332
NON YELLOWING, THERMALLY STABLE POLYVINYL ALCOHOL	Celanese International Corporation	6,046,272
A CONTINUOUS PROCESS FOR THE PREPARATION OF POLY(VINYL ACETATE) FOR POLY(VINYL ALCOHOL) PRODUCTION	Celanese International Corporation	6,054,530
VINYL ACETATE CATALYST COMPRISING PALLADIUM, GOLD, COPPER, ....FOURTH METAL	Celanese International Corporation	6,057,260
VINYL ACETATE CATALYST COMPRISING PALLADIUM, GOLD, COPPER, ....FOURTH METAL	Celanese International Corporation	6,072,078
PIPERIDONE FUNCTIONALIZED PLY(VINYL ALCOHOL)	Celanese International Corporation	6,096,826
TREATMENT OF A COMPOSITION COMPRISING A TRIMETHYLOLALKANE BIS-MONOLINEAR FORMAL	Celanese International Corporation	6,096,905
PREPARATION OF HIGH SOLIDS POLY(VINYL ALCOHOL)/WATER SOLUTIONS IN A SINGLE SCREW EXTRUDER	Celanese International Corporation	6,106,756
PROCESS FOR PRODUCING AMINE FUNCTIONAL DERIVATIVES OF POLY(VINYL ALCOHOL)	Celanese International Corporation	6,107,401
VINYL ACETATE CATALYST COMPRISING PALLADIUM AND GOLD ON A COPPER CONTAINING SUPPORT	Celanese International Corporation	6,107,514
Latex Composition Containing a Trimethylolalkane	Celanese International Corporation	6,110,998
Process of Recovering Methyl Ethyl Ketone from an Aqueous Mixture	Celanese International Corporation	6,121,497
REMOVAL OF ACETALDEHYDE FROM A CARBONYLATION PROCESS STREAM	Celanese International Corporation	6,143,930
ADDITION OF IRIDIUM TO THE RHODIUM/INORGANIC IODIDE CATALYST SYSTEM	Celanese International Corporation	6,211,405
Silver or Mercury exchanged macroporous organofunctional polysiloxane resins	Celanese International Corporation	6,211,408
Method of removing organic iodides from organic media	Celanese International Corporation	6,225,498
Process for electrochemical oxidation of an aldehyde to an ester	Celanese International Corporation	6,251,256
VINYL ACETATE CATALYST COMPRISING METALLIC PALLADIUM AND GOLD, AND CUPRIC ACETATE	Celanese International Corporation	6,274,531
Process for recovering y-butyrolactone from a mixture of heavy organics	Celanese International Corporation	6,299,736
VINYL ACETATE CATALYST COMPRISING METALLIC PALLADIUM AND GOLD AND PREPARED UTILIZING SONICATION	Celanese International Corporation	6,303,537
RHODIUM/INORGANIC IODIDE CATALYST SYSTEM FOR METHANOL CARBONYLATION PROCESS WITH IMPROVED IMPURITY PROFILE (H2PP appln)	Celanese International Corporation	6,303,813
TREATMENT OF A COMPOSITION COMPRISING A TRIMETHYLOLALKANE BIS-MONOLINEAR FORMAL	Celanese International Corporation	6,316,679
RHODIUM / INORGANIC IODIDE CATALYST SYSTEM FOR METHANOL CARBONYLATION PROCESS WITH IMPROVED IMPURITY PROFILE	Celanese International Corporation	6,323,364
REMOVAL OF ACETALDEHYDE FROM A CARBONYLATION PROCESS STREAM	Celanese International Corporation	6,339,171
INK JET PAPER COATINGS CONTAINING AMINE FUNCTIONAL MONOMER GRAFTED POLY(VINYL ALCOHOL)	Celanese International Corporation	6,348,256
Vinyl acetate catalyst comprising metallic palladium and gold prepared with potassium aurate.	Celanese International Corporation	6,350,900
SULFONATE-TERMINATED OLIGOMERS OF VINYL ESTERS AND THEIR VINYL ALCOHOL OLIGOMERS DERIVATIVES	Celanese International Corporation	6,391,992
ETHYLENE RECOVERY SYSTEM	Celanese International Corporation	6,410,817
MULTIFUNCTIONAL POLY(VINYL ALCOHOL) BINDER FOR FINE PARTICLE SIZE CALCIUM CARBONATE PIGMENT	Celanese International Corporation	6,414,065
MULTIFUNCTIONAL POLY(VINYL ALCOHOL) BINDER FOR FINE PARTICLE SIZE CALCIUM CARBONATE PIGMENT	Celanese International Corporation	6,441,076
Continuous Process for Production of Carboxylic Acid Esters of Alkylene Glycol Monoalkyl Ethers	Celanese International Corporation	6,444,842
Catalytic Composition for Carbonylation Including Iridium and Pyridine Polymers	Celanese International Corporation	6,458,995
Ink jet printing paper incorporating amine functional poly (Vinyl Alcohol)	Celanese International Corporation	6,485,609
Vinyl acetate catalyst comprising metallic palladium and gold prepared with potassium aurate.	Celanese International Corporation	6,486,093
Production of Tertiary Butyl Acetate from MTBE	Celanese International Corporation	6,593,491
Methods for reducing entrainment of solids and liquids	Celanese International Corporation	6,599,348
Method and apparatus for sequestering entrained and volatile catalyst acetyl species in a carbonylation process	Celanese International Corporation	6,627,770
OXIDATION TREATMENT OF A RECYCLE STREAM IN PRODUCTION	Celanese International Corporation	6,667,418
Process control in production of acetic acid via use of heavy phase ACETYL density measurement	Celanese International Corporation	6,677,480
Low Energy Carbonylation Process	Celanese Ltd.	6,657,078
PRODUCTION OF VINYL ALCOHOL COPOLYMERS	Celanese International Corporation	6,818,709
PROCESSES FOR PREPARING ORGANIC COMPOUNDS HAVING IMPROVED COLOR CHARACTERISTICS	Celanese International Corporation	10/635,983
Improved PVOH Barrier Performance on Substrates via Curtain Coater Technology	Celanese International Corporation	10/859023
Microbial process for the preparation of acetic acid as well as solvent for its extraction from the fermentation broth	Celanese International Corporation (Jointly owned by BRI & CIC)	6,368,819
Removal of Permanganate Reducing Compounds from Methanol Carbonylation Process Stream	Celanese International Corporation	10/708,421
Control Method for Process of Removing Permanganate Reducing Compounds from Methanol Carbonylation Process	Celanese International Corporation	10/708,422
Process for Producing Acetic Acid	Celanese International Corporation	10/708,423
Removal of Permanganate Reducing Compounds from Methanol Carbonylation Process Stream	Celanese International Corporation	10/708,420
Process for the simultaneous coproduction and purification of ethyl acetate and isopropyl acetate	Celanese International Corporation	6,765,110
Multi-spindle CNC lathe	Celanese International Corporation	9/740,360
Microbial process, and improved solvents useful in the conversion of gases into useful products	Celanese International Corporation	10/053,195
Integrated process for producing carbonylation acetic acid, acetic anhydride, or coproduction of each from a methyl acetate by-product stream	Celanese International Corporation	7,115,772
Utilization Of Acetic Acid Reaction Heat In Other Process Plants	Celanese International Corporation	10/802,506
Polyvinyl Alcohol And Optical Brightener Concentrate	Celanese International Corporation	10/869,120
Substrate Coating Compositions and their use	Celanese International Corporation	10/877,290
Co-Production Of Acetic Anhydride And Acetic Acid Esters	Celanese International Corporation	10/920688
Fluid Loss Concentration for Hydraulic Cement	Celanese International Corporation	11/196606
Production of Vinyl Alcohol Copolymers	Celanese International Corporation	10/946970
Corrosion-Resistant Ply Bond Adhesives & Products & Processes	Celanese International Corporation	11/020992
Paste Solids Measurement in Real Time	Celanese International Corporation	11/010719
Vinyl Acetate Hydrogenation to Ethyl Acetate	Celanese International Corporation	10/988683
Methods of Making Alkenyl Alkanoates	Celanese International Corporation	10/993507
Production Of Vinyl Alcohol Copolymers	Celanese International Corporation	11/147910
Improved PVOH Barrier Performance on Substrates	Celanese International Corporation	11/316188
Control Method for Process of Removing Permanganate Reducing Compounds from Methanol Carbonylation Process	Celanese International Corporation	11/512025
Borate Resistant Films	Celanese International Corporation	11/147831
Acetic Acid Production Methods Incorporating At Least One Metal Salt As A Catalyst Stabilizer	Celanese International Corporation	7,053,241
Method of Controlling Acetic Acid Process	Celanese International Corporation	11/334638
Process For The Production Of Acetic Acid	Celanese International Corporation	11/116771
Steam Generation Apparatus And Method	Celanese International Corporation	11/264126
Paper Coating Compositions	Celanese International Corporation	11/295904
Paper Coating Composition	Celanese International Corporation	11/542796
Process And Apparatus For Improved Methods For Making Vinyl Acetate Monomer	Celanese International Corporation	11/256217
Method To Purify Poly(Vinyl Alcohol)	Celanese International Corporation	11/305837
Melt-Extruded Polyvinyl Alcohol Film With Improved Optical and Olfactory Properties	Celanese International Corporation	60/771809
A Method And Apparatus For Fuzzy Logic Control Enhancing Advanced Process Control Performance	Celanese International Corporation	11/407610
Use of Chemical Reaction to Separate Ethylene from Ethane in Ethane-Based Processes to Produce Acetic Acid	Celanese International Corporation	60/765983
Integrated Process for the Production of Acetic Acid and Vinyl Acetate	Celanese International Corporation	60/765985
Oxidation Catalyst	Celanese International Corporation	60/771157
Use of Predehydration Towers in an Ethane Oxidation to Acetic Acid/Ethylene Process	Celanese International Corporation	60/765988
Butane Absorption System for Vent Control and Ethylene Purification	Celanese International Corporation	60/771124
Low Foaming PVOH Aerosol Spray Coatings	Celanese International Corporation	11/358255
Method for Selectively Oxidizing Ethane to Ethylene	Celanese International Corporation	US06/16458
Polyvinyl Alcohol Films With Improved Resistance To Oxidizing Chemicals	Celanese International Corporation	11/415768
Process for the Reduction of Aldehyde Concentration in a Target Stream	Celanese International Corporation	60/792244
Polyvinyl Alcohol Fluid Loss Additive with Improved Rheological Properties	Celanese International Corporation	11/452165
Fluid Loss Additive with Improved Rheological Properties	Celanese International Corporation	11/452164
Method of Making a Fibrous Web with Improved Retention of Strength Additive	Celanese International Corporation	60/845574
Tape Joint Compounds Utilizing Starch Stabilized Emulsions As Binders	Celanese International Corporation	4845152
Heat Resistant Binders	Celanese International Corporation	4892785
Neat Resistant Acrylic Binders For Nonwovens	Celanese International Corporation	4957806
Non-Thermoplastic Binder For Use In Processing Textile Articles	Celanese International Corporation	5087487
Epoxy Modified Core-Shell Latices	Celanese International Corporation	5981627
Epoxy Modified Core-Shell Latices	Celanese International Corporation	5177122
Emulsion Binder For Carpet And Carpet Tiles	Celanese International Corporation	5026765
Vinyl Acetate Polymer With Wet Adhesion	Celanese International Corporation	5208285
Eva Polymers For Use As Beater Saturants	Celanese International Corporation	5565062
Thermolastic, Aqueous Latex Paints Having Improved Wet Adhesion And Freeze-Thaw Stability	Celanese International Corporation	5399617
Amphoteric Surfactants And Copolymerizable Amphorteric Surfactants For Use In Latex Paint	Celanese International Corporation	5240982
Amphoteric Surfactants And Copolymerizable Amphoteric Surfactants For Use In Latex Paints	Celanese International Corporation	5064888
Core-Shell Copolymer Emulsions For Flexible Coatings	Celanese International Corporation	5073578
Graft Polymerization Process Using Microfluidization In An Aqueous Emulsion System	Celanese International Corporation	5239008
Woodworking Adhesive Composition Containing Vinyl Acetate And N-(2,2-Dialkoxy-1-Hydroxy) Ethyl Acrylamide	Celanese International Corporation	5278211
Formaldehyde-Free Crosslinking Emulsion Polymer Systems Based On Vinyl Ester Dialkoxyhydroxyethyl Acrylamide Co- And Terpolymers	Celanese International Corporation	5252663
Process For The Production Of Paper Coating Binders	Celanese International Corporation	5219924
N-Allyl-N-Dialkoxyethyl Amide Or Amine Monomers	Celanese International Corporation	5177263
N-Allyl-N-Dialkoxyethyl Amide Or Amine Emulsion Binder For Nonwoven Fabrics	Celanese International Corporation	5187006
Emulsion Binders Containing Low Residual Formaldehyde And Having Improved Tensile Strength	Celanese International Corporation	5540987
Dissipative Curing And Coating Composition For Concrete	Celanese International Corporation	5512619
Process For Reducing The Free Aldehyde Content In N-Alkylol Amide Monomers	Celanese International Corporation	5415926
Process For Minimizing Residual Monomers	Celanese International Corporation	5430127
Poly(Hydroxybutyrate/Hydroxyvalerate) Copolymers For Fiber Bonding	Celanese International Corporation	5656367
Glass Fibers And Fiber-Reinforced Plastics	Celanese International Corporation	5665470
Glass Fiber Sizing Compositions And Methods Of Using Same	Celanese International Corporation	5491182
Latex Polymers For Pigmented Coatings Prepared In The Presence Of Acetoacetonate Moiety	Celanese International Corporation	5455298
Latex Binders And Paints Which Are Free Of Volatile Coalescents And Freeze-Thaw Additives	Celanese International Corporation	5530056
Latex Paints Which Are Free Of Volatile Coalescents And Freeze-Thaw Additives	Celanese International Corporation	5610225
Latex Binders And Coatings Containing Polymers Derived From Polymerizable Saccharide Monomers	Celanese International Corporation	5719244
Polymerizable Saccharide Monomers Which Contain A Single, Polymerizable, Alpha-Methyl Styryl Moiety	Celanese International Corporation	5563252
Latex Binders And Coatings Containing Polymers Derived From Polymerizable Saccharide Monomers	Celanese International Corporation	5618876
MODIFIED AQUEOUS POLYURETHANE DISPERSIONS AND METHODS FOR MAKING SAME	Celanese International Corporation	5945473
PROCESS FOR MAKING AQUEOUS POLYURETHANE DISPERSIONS	Celanese International Corporation	5717024
ETHYLENE/VINYL ACETATE LATEX BINDERS AND PAINTS WHICH ARE FREE OF VOLATILE COALESCENTS AND FREEZE-THAW ADDITIVES	Celanese International Corporation	6087437
Thermosetting Binder Prepared With (Hydroxyalkyl)Urea Crosslinking Agent For Abrasive Articles	Celanese International Corporation	6051646
(Hydroxyalkyl)Urea Crosslinking Agents	Celanese International Corporation	5858549
Carpet Coating Compositions	Celanese International Corporation	5849389
Acrylic Latex Binders Prepared With Saccharide Stabilizers	Celanese International Corporation	5959024
Ethylene/Vinyl Acetate Latex Binders And Paints Prepared With Surface-Active Initiators	Celanese International Corporation	6028139
Thermosetting Binder Prepared With Mono(Hydroxyalkyl)Urea And Oxazolidone Crosslinking Agents	Celanese International Corporation	6140388
Mono(Hydroxyalkyl)Urea And Oxazolidone Crosslinking Agents	Celanese International Corporation	5840822
High Solids Ethylene Vinyl Acetate Emulsions	Celanese International Corporation	5939505
Ultra High Solids Vinyl Acetate-Ethylene And Vinyl Acetate Homopolymer Emulsions	Celanese International Corporation	6001916
Paint Resin Emulsion Having Weatherability	Celanese International Corporation	6251986
Polyurethane Hybrid Dispersions And Coatings Having Increased Wet Adhesion And Solvent Resistance	Celanese International Corporation	6031041
Thixotropic Paint Compositions Containing Hydrophobic Starch Derivatives	Celanese International Corporation	6001927
Crosslinkable Carpet-Back Coating With Hydroxy-Functionalized Vinyl Acetate Emulsion Polymers	Celanese International Corporation	6359076
Coating Compositions Prepared With An Acrylic Modified Ethylene-Vinyl Acetate Polymer	Celanese International Corporation	6174960
Salt Sensitive Aqueous Emulsions	Celanese International Corporation	6683129
Polymer Dispersion Comprising Particles Of Polyurethane And A Copolymer Or Terpolymer Produced By Emulsion Polymerization Of Olefinically Unsaturated Monomers	Celanese International Corporation	6924336
Highly Functionalized Ethylene-Vinyl Acetate Emulsion Copolymers	Celanese International Corporation	6762239
Highly Functional Polymer Latex	Celanese International Corporation	6562892
Precision Polymer Dispersion Application By Airless Spray	Celanese International Corporation	6465047
Vinyl Acetate/Ethylene Emulsion Stabilized With A Phosphate Surfactant	Celanese International Corporation	6673854
Coating Composition For Inkjet Applications	Celanese International Corporation	6734244
Polymer-Treated Abrasive Substrate	Celanese International Corporation	6713156
Terpolymer Emulsions	Celanese International Corporation	4853451
Emulsion Copolymerization	Celanese International Corporation	5066712
Emulsion Polymerization	Celanese International Corporation	5071903
Emulsion Binders	Celanese International Corporation	5534341
Carpet Coating Compositions	Celanese International Corporation	10/875849
Method Of Producing Latex Bonded Nonwoven Fabric	Celanese International Corporation	10/723537
High Capacity Nonwoven Binder Composition	Celanese International Corporation	10/417752
Glass Sizing Composition	Celanese International Corporation	10/372370
Cationic Coating For Printable Surfaces	Celanese International Corporation	10/152359
Cationic Coating For Printable Surfaces	Celanese International Corporation	10/963965
Method For Predicting Adhesive Interactions Using Molecular Modeling	Celanese International Corporation	10/174217
Coating Composition For Ink-Jet Recording Medium And Ink-Jet Recording Medium	Celanese International Corporation	10/500271
Synthetic Resin Emulsion, Easily Water-Swellable Pressure-Sensitive Adhesive Compositions Containing The Same And Process For Production Of The Emulsion	Celanese International Corporation	10/500422
Binder For High Wet-Strength Substrates	Celanese International Corporation	10/327331
Crosslinkable Cationic Emulsion Binders And Their Use As A Binder For Nonwovens	Celanese International Corporation	10/496546
Water Dispersible, Salt Sensitive Nonwoven Materials	Celanese International Corporation	09/883520
Salt-Sensitive Vinyl Acetate Binder Compositions And Fibrous Article Incorporating Same	Celanese International Corporation	11/120372
Salt-Sensitive Binder Compositions With N-Alkyl Acrylamide And Fibrous Articles Incorporating Same	Celanese International Corporation	11/120381

Schedule III to

Guarantee and

Collateral Agreement

PATENTS OWNED BY CNA HOLDINGS, INC.

U.S. Patent Registrations & Applications

TITLE	GRANTOR	REGISTRATION NUMBER
HIGH DENSITY POLYESTER COMPOSITION	CNA Holdings, Inc.	6,020,432
ACETAL COPOLYMERS WITH BACKBONE...	CNA Holdings, Inc.	4,900,783
ACETAL COPOLYMERS WITH BACKBONE BROMO...	CNA Holdings, Inc.	4,906,728
ACETAL COPOLYMERS WITH BACKBONE EPOXIDE...	CNA Holdings, Inc.	5,034,499
STABILIZED TALC FILLED...	CNA Holdings, Inc.	5,114,995
STABILIZED TALC-FILLED POLYESTER...	CNA Holdings, Inc.	5,114,996
METHOD OF PREPARING CYCLIC...	CNA Holdings, Inc.	5,616,736
STABILIZED TALC-FILLED...	CNA Holdings, Inc.	5,114,997
SUPERABSORBENT CONTINUOUS FILAMENT WEB	CNA Holdings, Inc.	H1,565
MELT PROCESSABLE POLYESTER CAPABLE OF...	CNA Holdings, Inc.	4,746,694
UV CURABLE NON-CRYSTALLINE…	CNA Holdings, Inc.	4,758,608
LOW TG NON-CRYSTALLINE ACETAL...	CNA Holdings, Inc.	4,788,258
COMPOSITION AND PROCESS FOR MAKING…	CNA Holdings, Inc.	4,925,880
INTERNAL LUBRICANT FOR GLASS REINFORCED...	CNA Holdings, Inc.	4,960,813
NOVEL POLYACETAL TERPOLYMERS OF...	CNA Holdings, Inc.	4,975,519
NOVEL POLYACETAL COPOLYMERS OF...	CNA Holdings, Inc.	4,983,708
UV-LIGHT STABILIZED POLYOXYMETHYLENE...	CNA Holdings, Inc.	4,996,253
INTERNAL LUBRICANT FOR GLASS REINFORCED...	CNA Holdings, Inc.	5,008,316
MELT-PROCESSABLE POLYESTER...	CNA Holdings, Inc.	5,015,722
UV-LIGHT STABILIZED POLYESTER MOLDING...	CNA Holdings, Inc.	5,032,631
ELASTOMER COMPOSITIONS MADE...	CNA Holdings, Inc.	5,039,744
NON-CRYSTALLINE ACETAL…	CNA Holdings, Inc.	5,041,505
REACTIVE COMPATIBILIZATION...	CNA Holdings, Inc.	5,070,144
PROCESS FOR IMPROVING POLYACETAL...	CNA Holdings, Inc.	5,080,846
MELT PROCESSABLE POLYESTERS...	CNA Holdings, Inc.	5,140,093
MOLDABLE CERAMIC...	CNA Holdings, Inc.	5,155,158
MELT PROCESSABLE THERMOTROPIC...	CNA Holdings, Inc.	5,171,823
ELASTOMER COMPOSITIONS MADE...	CNA Holdings, Inc.	5,179,163
COMPATIBLE LCP BLENDS...	CNA Holdings, Inc.	5,182,334
MELT PROCESSABLE POLY(ESTER-AMIDE)...	CNA Holdings, Inc.	5,204,443
GRAFTING OF AMINE FUNCTIONAL...	CNA Holdings, Inc.	5,206,308
FOAMED LIQUID CRYSTAL...	CNA Holdings, Inc.	5,210,107
CENTRAL HUBS FOR FLEXIBLE...	CNA Holdings, Inc.	5,214,555
THERMOSET LCP BLENDS	CNA Holdings, Inc.	5,216,073
WHOLLY AROMATIC LIQUID...	CNA Holdings, Inc.	5,227,456
HEAT SEALABLE COEXTRUDED...	CNA Holdings, Inc.	5,248,530
LIQUID CRYSTALLINE POLYESTERS...	CNA Holdings, Inc.	5,264,477
THERMALLY STABLE OLIGOMERIC...	CNA Holdings, Inc.	5,264,539
ELASTOMERIC CROSS-LINKED...	CNA Holdings, Inc.	5,286,808
PSEUDO NETWORK CONDENSATION...	CNA Holdings, Inc.	5,306,800
EXTRUSION BLOW MOLDING...	CNA Holdings, Inc.	5,336,464
LOW DIELECTRIC MATERIALS	CNA Holdings, Inc.	5,348,990
METHOD FOR IMMOBILIZING SUPERABSORBENT POLYMERS BY HOMOGENIZATION OF A SUSPENSION OF SAME	CNA Holdings, Inc.	5,362,766
IMPROVED PROCESS FOR FORMING...	CNA Holdings, Inc.	5,393,848
THERMOTROPIC LIQUID CRYSTALLINE POLYMER...	CNA Holdings, Inc.	5,401,779
BLENDS OF LIQUID CRYSTALLINE...	CNA Holdings, Inc.	5,418,281
METHOD FOR IMMOBILIZING SUPERABSORBANT POLYMER AND PRODUCTS DERIVED THEREFROM	CNA Holdings, Inc.	5,419,955
SUPERABSORBENT STRUCTURE	CNA Holdings, Inc.	5,433,994
PROCESS FOR BLOW MOLDING...	CNA Holdings, Inc.	5,443,783
PURIFICATION PROCESS FOR CYCLIC...	CNA Holdings, Inc.	5,456,805
REMOVAL OF NICOTINE FROM TOBACCO SMOKE	CNA Holdings, Inc.	5,462,072
CENTRAL HUBS FOR FLEXIBLE...	CNA Holdings, Inc.	5,486,971
PHOTODEGRADABLE CELLULOSE ESTER TOW	CNA Holdings, Inc.	5,491,024
RECYCLING CELLULOSE ESTERS FROM THE WASTE FROM CIGARETTE MANUFACTURE	CNA Holdings, Inc.	5,504,120
MELT PROCESSABLE POLY(ESTER-AMIDE)...	CNA Holdings, Inc.	5,508,374
PROCESS FOR TREATING LIQUID CRYSTAL...	CNA Holdings, Inc.	5,529,740
INJECTION MOLDABLE CERAMIC…	CNA Holdings, Inc.	5,541,249
PROCESS FOR PRODUCING...	CNA Holdings, Inc.	5,616,680
THERMOPLASTIC POLYMER COMPOSITION...	CNA Holdings, Inc.	5,641,824
PHOTODEGRADABLE CELLULOSE ESTER TOW	CNA Holdings, Inc.	5,647,383
PROCESS FOR THE RECOVERY OF AN ORGANIC ACID FROM THE MANUFACTURE OF A CELLULOSE ESTER	CNA Holdings, Inc.	5,648,529
DUCTILE POLY(ARYLENE SULFIDE)...	CNA Holdings, Inc.	5,652,287
MULTIAXIALLY REINFORCED LCP SHEET	CNA Holdings, Inc.	5,654,045
POLYESTER FROM TEREPHTHALIC ACID...	CNA Holdings, Inc.	5,656,714
HIGH EXTINCTION POLARIZER...	CNA Holdings, Inc.	5,667,719
POLARIZER FILMS COMPRISING...	CNA Holdings, Inc.	5,672,296
PURIFICATION PROCESS FOR CYCLIC...	CNA Holdings, Inc.	5,690,793
STARCH ACETATE AND BLENDS THEREOF WITH METAL CHELATES	CNA Holdings, Inc.	5,693,279
PURIFICATION PROCESS FOR CYCLIC...	CNA Holdings, Inc.	5,695,615
MELT BLOWN POLYARYLENE SULFIDE...	CNA Holdings, Inc.	5,695,869
PROCESS FOR TREATING LIQUID CRYSTAL...	CNA Holdings, Inc.	5,703,202
IMPROVED METHOD OF MAKING STARCH ACETATE	CNA Holdings, Inc.	5,710,269
PRESSURE DROP TESTER FOR FILTER RODS	CNA Holdings, Inc.	5,719,328
MONOLITHIC LCP POLYMER...	CNA Holdings, Inc.	5,719,354
ELASTOMERIC COMPOSITIONS	CNA Holdings, Inc.	5,731,380
REUSABLE BALE WRAP KIT FOR COMPRESSED, RESILIENT FIBERS	CNA Holdings, Inc.	5,732,531
POLYMERIC COMPOSITIONS...	CNA Holdings, Inc.	5,739,193
LAMINATES COMPRISING COEXTRUDED...	CNA Holdings, Inc.	5,744,204
PROCESS FOR REDUCING BLACK...	CNA Holdings, Inc.	5,762,718
PROCESS FOR THE PRODUCTION OF...	CNA Holdings, Inc.	5,767,294
HI/LO DIELECTRIC	CNA Holdings, Inc.	5,783,624
METHOD OF MAKING THERMOTROPIC...	CNA Holdings, Inc.	5,798,432
POLY(ARYLENE SULFIDE) COMPOSITIONS HAVING IMPROVED PROCESSABILITY	CNA Holdings, Inc.	5,824,767
LCP FILMS HAVING ROUGHENED...	CNA Holdings, Inc.	5,843,562
PURIFICATION PROCESS FOR CYCLIC...	CNA Holdings, Inc.	5,876,570
A PROCESS FOR SURFACE...	CNA Holdings, Inc.	5,885,668
THERMOPLASTIC POLYMER COMPOSITION...	CNA Holdings, Inc.	5,886,066
MELT PROCESSABLE POLY(ESTER-AMIDE)...	CNA Holdings, Inc.	5,919,889
HI/LO DIELECTRIC MATERIALS	CNA Holdings, Inc.	5,962,122
POLYMERIC COMPOSITIONS..	CNA Holdings, Inc.	5,965,273
METHOD AND COMPOSITIONS ...	CNA Holdings, Inc.	6,020,414
ADHESIVES FOR MAKING MULTILAYER...	CNA Holdings, Inc.	6,042,902
POLYMERIC ACETALS RESISTANT TO MINERAL...	CNA Holdings, Inc.	6,258,884

Schedule III

to Guarantee and

Collateral Agreement

TRADEMARKS OWNED BY CELANESE INTERNATIONAL CORPORATION

U.S. Trademark Registrations

Mark	Grantor	Registration/Serial No.
CELVOL Bubble Design	Celanese International Corporation	2602974
Unisize	Celanese International Corporation	810317
DUR-O-COTE	Celanese International Corporation	2624740
VINRES	Celanese International Corporation	2797215
VINACRYL	Celanese International Corporation	2786191
VINAMUL	Celanese International Corporation	0579774
RESYN	Celanese International Corporation	627576
DUR-O-SET	Celanese International Corporation	762558
HI LOFT	Celanese International Corporation	948779
CHEMVIP	Celanese International Corporation	3102968
CELWHITE	Celanese International Corporation	78347114
VYTEK	Celanese International Corporation	3104866
CELPOL	Celanese International Corporation	2744919
CELDEFOAM	Celanese International Corporation	2580446
CELVOL	Celanese International Corporation	2560464
CELANESE	Celanese International Corporation	179,796
CELANESE	Celanese International Corporation	240,681
CELANESE	Celanese International Corporation	322,821
CELANESE	Celanese International Corporation	385,189
CELANESE	Celanese International Corporation	506,533
CELANESE	Celanese International Corporation	811,180
CELANESE	Celanese International Corporation	831,525
Unique Mark, looks like a swirled “C”	Celanese International Corporation	831,526
Unique Mark, looks like a swirled “C”	Celanese International Corporation	832,786
CELANESE	Celanese International Corporation	832,787
Unique Mark, looks like a swirled “C”	Celanese International Corporation	832,788
CELANESE	Celanese International Corporation	834,807
Unique Mark, looks like a swirled “C”	Celanese International Corporation	834,808
Unique Mark, looks like a swirled “C”	Celanese International Corporation	847,073
Unique Mark, looks like a swirled “C”	Celanese International Corporation	847,903
Celanex	Celanese International Corporation	924,042
Unique Mark “Be Aware, Work with Care”	Celanese International Corporation	1,932,459
AOPLUS	Celanese International Corporation	78/059286
Celawrap	Celanese International Corporation	2,585,709

Schedule III

to Guarantee and

Collateral Agreement

TRADEMARKS OWNED BY CNA HOLDINGS, INC.

U.S. Trademark Registrations

Mark	Grantor	Registration/Serial No.
Celcon	CNA Holdings, Inc.	700,305
Vectra	CNA Holdings, Inc.	1,383,843
Celebrate!	CNA Holdings, Inc.	1,423,954
Celebrate!	CNA Holdings, Inc.	1,430,295
Celstran	CNA Holdings, Inc.	1,432,612
Vandar	CNA Holdings, Inc.	1,466,836
Riteflex	CNA Holdings, Inc.	1,466,837
Impet	CNA Holdings, Inc.	1,476,425
Snowflake & Design	CNA Holdings, Inc.	1,762,255
Encore	CNA Holdings, Inc.	1,763,888
Starburst & Design	CNA Holdings, Inc.	1,771,518
Inspec	CNA Holdings, Inc.	1,917,196
Rodmap	CNA Holdings, Inc.	2,106,973
Rodmap	CNA Holdings, Inc.	2,106,974
Smoke Signals	CNA Holdings, Inc.	2,370,370
The Science of Cigarette Filtration	CNA Holdings, Inc.	2,413,563
Microsafe	CNA Holdings, Inc.	2,547,437
Celectra	CNA Holdings, Inc.	2,657,246
AMCEL	CNA Holdings, Inc.	694414
AMCEL	CNA Holdings, Inc.	682715
FORMCEL	CNA Holdings, Inc.	545328
FORTRON	CNA Holdings, Inc.	1452706
AQF	CNA Holding, Inc.	2,058,874
AQF	CNA Holdings, Inc.	2,058,876

Exhibit I

to Guarantee and

Collateral Agreement

SUPPLEMENT NO.       dated as of                      (this “Supplement”), to the Guarantee and Collateral Agreement dated as of April 2, 2007 (the “Collateral Agreement”), among CELANESE HOLDINGS LLC, CELANESE US HOLDINGS LLC, CELANESE AMERICAS CORPORATION and the other Guarantors party thereto and DEUTSCHE BANK AG, NEW YORK BRANCH as Collateral Agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined herein).

A.           Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.

B.           Section 7.16 of the Collateral Agreement provides that additional Persons will become Guarantors under the Collateral Agreement by execution and delivery of an instrument in the form of this Supplement.  The undersigned Person (the “New Guarantor”) is executing this Supplement to become a Guarantor.

Accordingly, the Collateral Agent and the New Guarantor agree as follows:

SECTION 1.                      In accordance with Section 7.16 of the Collateral Agreement, the New Guarantor by its signature below becomes a Guarantor under Collateral Agreement with the same force and effect as if originally named therein as a Guarantor, and the New Guarantor hereby (a) agrees to all the terms and provisions of the Collateral Agreement applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct, in all material respects, on and as of the date hereof.  In furtherance of the foregoing, the New Guarantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and Lien on all the New Guarantor’s right, title and interest in and to the Collateral of the New Guarantor.  Each reference to a “Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Guarantor.  The Collateral Agreement is hereby incorporated herein by reference.

SECTION 2.                      The New Guarantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 3.                      This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.  This Supplement shall become effective when (a) the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Guarantor and (b) the Collateral Agent has executed a counterpart hereof.

SECTION 4.                      The New Guarantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Guarantor, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of the New Guarantor and (c) set forth under its signature hereto, is the true and correct legal name of the New Guarantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5.                      Except as expressly supplemented hereby, the Collateral Agreement shall remain in full force and effect.

SECTION 6.                                THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.                      In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby.  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8.                      All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Collateral Agreement.

SECTION 9.                      The New Guarantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Collateral Agent.

IN WITNESS WHEREOF, the New Guarantor and the Collateral Agent have duly executed this Supplement to the Collateral Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR]

By:

Name:

Title:

Legal Name:

Jurisdiction of Formation:

Location of Chief Executive Office:

DEUTSCHE BANK AG, NEW YORK BRANCH,

  as Collateral Agent

By:

Name:

Title:

By:

Name:

Title:

Schedule I to

Supplement No.___

to the Guarantee and

Collateral Agreement

LOCATION OF ARTICLE 9 COLLATERAL

Description	Location

Schedule II to

Supplement No. __

to the Guarantee and

Collateral Agreement

Pledged Securities of the New Guarantor

EQUITY INTERESTS

Number of Issuer Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

OTHER PROPERTY